                           SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )


Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:


/ /  Preliminary Proxy Statement                        / / Confidential, for Use of the Commission
                                                            Only (as permitted by Rule 14a-6(e)(2))
/x/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         WESTINGHOUSE AIR BRAKE COMPANY
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to  which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

* No fee required

                         WESTINGHOUSE AIR BRAKE COMPANY

                             1001 AIR BRAKE AVENUE
                         WILMERDING, PENNSYLVANIA 15148

             NOTICE OF ANNUAL MEETING OF STOCKHOLDERS--MAY 26, 1998

To The Stockholders:

     The Annual Meeting of Stockholders of Westinghouse Air Brake Company (the "Company") will be held at the Sheraton Hotel at Station Square, Pittsburgh, Pennsylvania on Tuesday, May 26, 1998 at 3:00 p.m. (local time) for the purpose of considering and acting upon the following:

     (1) The election of two persons to serve as directors;

     (2) The approval of the adoption of the "1998 Employee Stock Purchase
         Plan";

     (3) The approval of the amendment to the 1995 Stock Incentive Plan to increase the total number of shares of the Company's Common Stock which may be issued thereunder from 3,100,000 to 4,700,000;

     (4) The ratification of the appointment of Arthur Andersen LLP as independent public accountants to audit the financial statements of the Company and its subsidiaries for the 1998 fiscal year; and

     (5) Such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The close of business on March 31, 1998 has been fixed by the Board of Directors as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting, or any adjournments thereof, and only stockholders of record on such date are entitled to receive notice of and to vote at said Annual Meeting.

     If you hold the Company's Common Stock directly, you will find enclosed a proxy card which must be completed and returned in order to vote all Common Stock which you hold. If you hold Common Stock through the Westinghouse Air Brake Company Employee Stock Ownership Plan and Trust (the "ESOP"), you will find enclosed a proxy card which must be completed and returned in order to vote all Common Stock held on your behalf by the ESOP. The Company's 1997 Annual Report to Stockholders and the Annual Report on Form 10-K for the year ended December 31, 1997 are also enclosed.

                                           By Order of the Board of Directors,

                                                     Robert J. Brooks
                                                 Chief Financial Officer
                                                      and Secretary
Wilmerding, Pennsylvania
April 9, 1998

                             YOUR VOTE IS IMPORTANT

YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED AT THE ANNUAL MEETING. YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. THE GIVING OF YOUR PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE ANNUAL MEETING.

APRIL 9, 1998

                         WESTINGHOUSE AIR BRAKE COMPANY

                             1001 AIR BRAKE AVENUE
                         WILMERDING, PENNSYLVANIA 15148

                                PROXY STATEMENT

                      1998 ANNUAL MEETING OF STOCKHOLDERS
                                  May 26, 1998

                                    GENERAL

     This Proxy Statement is furnished to stockholders in connection with the solicitation by the Board of Directors of Westinghouse Air Brake Company (the "Company") of proxies in the accompanying form for use at the 1998 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Sheraton Hotel at Station Square, Pittsburgh, Pennsylvania on Tuesday, May 26, 1998 at 3:00 p.m. (local time) and at any adjournment thereof. If a proxy in the accompanying form is duly executed and returned to the Company, the shares represented will be voted at the Annual Meeting and, where a choice is specified, will be voted in accordance with the specification made. Any stockholder who gives a proxy has the power to revoke it at any time before it is exercised by notice to the Secretary. A later-dated proxy will revoke an earlier proxy, and stockholders who attend the Annual Meeting may, if they wish, vote in person even though they have submitted a proxy, in which event the proxy will be deemed to have been revoked.

     As of the close of business on March 31, 1998, the Company had outstanding 33,748,125 shares of Common Stock, par value $.01 per share ("Common Stock"). Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder. This proxy statement and the proxy in the accompanying form are being mailed on or about April 9, 1998 to stockholders of record as of the close of business on March 31, 1998.

     The 1997 Annual Report to Stockholders and the Annual Report on Form 10-K for the fiscal year ended December 31, 1997, which includes consolidated financial statements, are enclosed with this Proxy Statement.

                                     VOTING

     Stockholders of record as of the close of business on March 31, 1998 (the "Record Date") have the right to receive notice of and to vote at the Annual Meeting. A majority of the shares entitled to vote, present in person or by proxy, shall constitute a quorum. For the election of directors, a plurality of all shares, present in person or by proxy and entitled to vote, shall be sufficient to elect a director. In all other matters other than the election of directors, the affirmative vote of the majority of shares present in person or by proxy shall be sufficient to approve such other matters which come before the meeting unless more than a majority of the votes cast is required by statute or by the Company's By-Laws.

     Under the proxy rules of the Securities and Exchange Commission (the "Commission"), a person who directly or indirectly has or shares voting power or investment power with respect to a security is considered a beneficial owner of the security. Voting power includes the power to vote or direct the voting of shares, and investment power includes the power to dispose of or direct the disposition of shares. Shares as to which voting power or investment power may be acquired within 60 days are also considered as beneficially owned under the proxy rules.

MANAGEMENT

     The directors, the chief executive officer, four other most highly compensated executive officers as of December 31, 1997, and all directors and executive officers of the Company as a group beneficially owned as of the Record Date the number of shares of Common Stock set forth in the table below. The information on beneficial ownership in the table and related footnotes is based upon data furnished to the Company by, or on behalf of, the persons referred to in the table. Unless otherwise indicated in the footnotes to the table, each person named has sole voting power and sole dispositive power with respect to the shares included in the table. Shares which are described as being held in the Voting Trust (see note 3 under "Other Beneficial Owners", below) have the voting and dispositive powers described in note 3 to "Other Beneficial Owners", below.

                                                    BENEFICIAL OWNERSHIP OF COMMON STOCK
                                                  ----------------------------------------
                                                     AMOUNT AND NATURE            PERCENT
            NAME OF BENEFICIAL OWNER              OF BENEFICIAL OWNERSHIP         OF CLASS
            ------------------------              -----------------------         --------
William E. Kassling                                      4,730,632(1)              14.02%
Howard J. Bromberg                                         720,418(2)               2.13%
Robert J. Brooks                                           442,686(3)               1.31%
Kim G. Davis                                             2,404,000(4)(9)            7.12%
Emilio A. Fernandez                                        664,009(5)               1.97%
James C. Huntington, Jr.                                    11,000(9)                  *
James P. Kelley                                          2,541,048(6)(9)            7.53%
John M. Meister                                            476,211(7)               1.41%
James V. Napier                                              9,500(8)(9)               *
All directors and executive officers
  as a group (15 persons)                               12,344,428(10)             36.58%

---------

* Less than 1%

 (1) Includes 43,500 shares beneficially owned by William E. Kassling, of which 6,500 shares are deposited in the Voting Trust. Also includes 1,503,336 shares beneficially owned by Davideco, a Pennsylvania business trust, which are all deposited in the Voting Trust. Also includes 500 shares beneficially owned by the child of Mr. Kassling, beneficial ownership of which shares is disclaimed, and 4,686,169 shares held of record by the Voting Trust, of which Mr. Kassling, Robert J. Brooks and Kevin P. Conner, an executive officer of the Company, are trustees, beneficial ownership of which shares is disclaimed. See note 3 to "Other Beneficial Owners", below.

 (2) Includes 418 shares beneficially owned by Howard J. Bromberg. Also includes 640,000 shares beneficially owned by E.L.H. Co., which are all deposited in the Voting Trust. Also includes 80,000 shares beneficially owned by the child of Mr. Bromberg, beneficial ownership of which shares is disclaimed.

 (3) Includes 80,686 shares beneficially owned by Robert J. Brooks, of which 69,300 shares are deposited in the Voting Trust. Also includes 360,000 shares beneficially owned by Suebro, Inc., a Delaware holding company, which are all deposited in the Voting Trust. Also includes 2,000 shares beneficially owned by the child of Mr. Brooks, beneficial ownership of which shares is disclaimed. Does not include 4,686,169 shares held of record by the Voting Trust. Such shares are included in the reported holdings of William E. Kassling.

 (4) Includes 2,400,000 shares beneficially owned by Harvard Private Capital Holdings, Inc., of which Kim G. Davis is a Managing Director, beneficial ownership of which shares is disclaimed.

 (5) Includes 394,413 shares beneficially owned by Emilio A. Fernandez. Also includes 257,175 shares beneficially owned by Mr. Fernandez's wife and 12,421 shares beneficially owned by his child, beneficial ownership of which shares is disclaimed.

 (6) Includes 101,048 shares beneficially owned by James P. Kelley. Also includes 40,000 shares beneficially owned by Vestar Capital Partners, Inc., of which Mr. Kelley is a Managing Director, beneficial ownership of which shares is disclaimed. Also includes 2,400,000 shares beneficially owned by Vestar Equity Partners, L.P., beneficial ownership of which shares is disclaimed. Vestar Associates, L.P. is the sole general partner of Vestar Equity Partners, L.P., and Vestar Associates Corporation is the sole general partner of Vestar Associates, L.P. Mr. Kelley is Managing Director of Vestar Associates Corporation.

 (7) Includes 254,211 shares beneficially owned by John M. Meister, of which 250,000 shares are deposited in the Voting Trust. Also includes 222,000 shares held in trusts for his children as to which Mr. Meister is trustee, beneficial ownership of which shares is disclaimed.

 (8) Includes 5,000 shares beneficially owned by James V. Napier and 500 shares held in Mr. Napier's Keogh account.

 (9) Includes options under the 1995 Non-Employee Directors' Fee and Stock Option Plan that are exercisable within 60 days of the Record Date.

(10) Includes notes 1-9 and an additional 282,174 shares which are deposited in the Voting Trust.

OTHER BENEFICIAL OWNERS

     The following table sets forth information with respect to each stockholder known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock as of December 31, 1997. The information on beneficial ownership in the table and related footnotes is based upon data furnished to the Company by, or on behalf of, the persons referred to in the table. Unless otherwise indicated in the footnotes to the table, each person named has sole voting power and sole dispositive power with respect to the shares included in the table.

                                                                      BENEFICIAL OWNERSHIP OF
                                                                           COMMON STOCK
                                                             -----------------------------------------
                                                                AMOUNT AND NATURE            PERCENT
           NAME AND ADDRESS OF BENEFICIAL OWNER              OF BENEFICIAL OWNERSHIP       OF CLASS(1)
           ------------------------------------              -----------------------       -----------
U.S. Trust Company of California, N.A.,                             9,318,341(2)              27.61
  as trustee for Westinghouse Air Brake Company Employee
  Stock Ownership Plan and Trust
  Suite 1080 East
  1300 I Street N.W.
  Washington, D.C. 20005
RAC Voting Trust                                                    4,686,169(3)              13.88
  c/o Westinghouse Air Brake Company
  1001 Air Brake Avenue
  Wilmerding, PA 15148
Harvard Private Capital Holdings, Inc.                              2,400,000                  7.11
  c/o Harvard Management Company, Inc.
  600 Atlantic Avenue
  Boston, MA 02210
Vestar Equity Partners, L.P.                                        2,400,000                  7.11
  c/o Vestar Capital Partners, Inc.
  Seventeenth Street Plaza
  1225 17th Street, Suite 1660
  Denver, Colorado 80202

---------

(1) See note 1 to "Management" above.

(2) Under the terms of the Westinghouse Air Brake Company Employee Stock Ownership Plan and Trust (the "ESOP"), U.S. Trust Company of California, N.A., as sole trustee for the ESOP (the "ESOP Trustee"), is required to vote the shares held by the ESOP in accordance with the instructions from the ESOP participants for all shares allocated to such participants' accounts. Shares not allocated to the account of any employee are voted by the ESOP Trustee in the same proportion as the votes for which participant instructions are given. Allocated shares for which the ESOP Trustee does not receive instructions are voted in the manner directed by the ESOP Committee, an administrative committee comprised of persons appointed by the Board of Directors of the Company (currently Messrs. Kassling, Brooks and Kevin P. Conner). As of the Record Date, 372,707 shares were allocated to participants' account, and 8,938,251 shares were not allocated to participants' accounts.

(3) Pursuant to the Second Amended WABCO Voting Trust/Disposition Agreement dated as of December 13, 1995 (the "Amended Voting Trust Agreement"), certain employees of the Company have delivered their shares of Common Stock of the Company to the trustees of the Voting Trust. The current trustees are Messrs. Kassling, Brooks and Conner, each of whom may be contacted at 1001 Air Brake Avenue, Wilmerding, Pennsylvania 15148. The trustees of the Voting Trust have sole voting power with respect to all shares reported as beneficially owned by the Voting Trust. All shares deposited in the Voting Trust are subject to certain restrictions on disposition as described in the Amended Voting Trust Agreement. The Amended Voting Trust Agreement expires January 1, 2000 and can be terminated by an affirmative vote of two-thirds of the shares held by the Voting Trust or by the unanimous vote of the trustees.

                              PROXY PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

NOMINEES

     Two directors will be elected at the Annual Meeting to serve until the annual meeting of stockholders in 2001 and until their successors are elected and qualified or until their earlier resignation or removal. The Nominating Committee of the Board of Directors has nominated, and the Board has approved the nominations of, James P. Kelley and James C. Huntington, Jr. and recommends a vote for their election. Each of the nominees has consented to be named as a nominee and to serve if elected.

     The members of the Nominating Committee are William E. Kassling, Robert J. Brooks and James P. Kelley. The Nominating Committee has exclusive authority to nominate persons to be elected to the Board.

     Unless authority to so vote is withheld, it is intended that the proxies solicited by the Board of Directors will be voted FOR the election of the two nominees. In the event that at the date of the Annual Meeting either of the nominees should for any reason not be available for election, the proxies solicited by the Board will be voted for the election of the other nominee and such substitute nominee as shall be designated by the Board.

     Information with respect to the two nominees, each of whom is presently a member of the Board of Directors, and the continuing directors is set forth in the table below. The nominees and continuing directors have held the positions shown for more than five years unless otherwise indicated.

                            DIRECTOR                     PRINCIPAL OCCUPATION OR
          NAME               SINCE                   EMPLOYMENT; DIRECTORSHIPS; AGE
          ----               -----                   ------------------------------
Nominees for a term expiring in 1998:

James P. Kelley               1990      Managing Director of Vestar Capital Partners, Inc.
                                        (private equity investment firm) since prior to 1993;
                                        Director of LaPetite Academy, Inc. and Celestial
                                        Seasonings, Inc.; Age 43

James C. Huntington, Jr.      1995      Independent businessman since prior to 1993; Director of
                                        Cyprus Amax Minerals Company, Alumax, Inc. and Dravo
                                        Corporation; Age 70

                            DIRECTOR                     PRINCIPAL OCCUPATION OR
          NAME               SINCE                   EMPLOYMENT; DIRECTORSHIPS; AGE
          ----               -----                   ------------------------------
Continuing Directors with a term expiring in 1999:

William E. Kassling           1990      President, Chairman and Chief Executive Officer of the
                                        Company; Director of Dravo Corp.; Scientific Atlanta,
                                        Inc. and Commercial Intertech, Inc.; Age 54

Emilio A. Fernandez           1995      Vice Chairman of the Company since February 1998;
                                        Executive Vice President of the Company from January 1995
                                        to February 1998; President of Pulse Electronics, Inc.
                                        from prior to 1993 to January 1995; Director of Pulse
                                        Medical Instruments, Inc.; Age 53

James V. Napier               1995      Chairman of Scientific Atlanta, Inc. since July 1994;
                                        Chairman and interim Chief Executive Officer of
                                        Scientific Atlanta, Inc. from November 1993 to July 1994;
                                        Chairman and Chief Executive Officer of Commercial Tel.
                                        Group from prior to 1993 to November 1993; Director of
                                        Engelhard Corporation, Vulcan Materials Company, HBO and
                                        Company, Personnel Group of America, Inc. and Intelligent
                                        Systems, Inc.; Age 61

Continuing Directors with a term expiring in 2000:

Robert J. Brooks              1990      Chief Financial Officer of the Company since prior to
                                        1993; Director of Crucible Materials Corporation; Age 53

Kim G. Davis                  1997      Managing Director of Harvard Private Capital Group, Inc.
                                        since 1998; Private Investor from 1994 to 1998; General
                                        Partner of Kohlberg & Co. from prior to 1993 until 1994;
                                        Age 44

VOTE REQUIRED

     Only affirmative votes are counted in the election of directors. The two nominees for election as directors at the Annual Meeting who receive the highest number of votes cast for the election of directors by the holders of the Company's Common Stock present in person or voting by proxy, a quorum being present, will be elected as directors.

COMMITTEES OF BOARD OF DIRECTORS

     In addition to the Nominating Committee, the principal committees of the Board of Directors are the Audit Committee and the Compensation Committee.

     The members of the Audit Committee are James V. Napier, Kim G. Davis, James
C. Huntington, Jr. and James P. Kelley. The Audit Committee may (i) make recommendations to the Board regarding the engagement of the Company's independent accountants, (ii) review the plan, scope and results of the annual audit, the independent accountants' letter of comments and management's response thereto and the scope of any non-audit services which may be performed by the independent accountants, (iii) manage the Company's policies and procedures with respect to internal accounting and financial controls and (iv) review any changes in accounting policy. The Audit Committee may also review any possible violations of the Company's business ethics and conflicts of interest policies.

     The members of the Compensation Committee are Messrs. Napier, Davis, Huntington and Kelley. The Compensation Committee may establish compensation levels for officers of the Company, review management organization and development, review significant employee benefit programs and establish and administer executive compensation programs and the Company's 1995 Stock Incentive Plan.

     The Board of Directors met six times in 1997. The Nominating Committee met one time during 1997; the Audit Committee met three times during 1997, and the Compensation Committee met four times in 1997. All of the directors attended at least 75% of the aggregate of all meetings of the Board of Directors and the Committees on which they served during 1997.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee consists of Messrs. Napier, Davis, Huntington and Kelley. William E. Kassling, the President, Chairman and Chief Executive Officer of the Company, served on the Board of Directors of Scientific Atlanta, Inc. James V. Napier, a director of the Company, is the Chairman of Scientific Atlanta, Inc. No executive officer served on a compensation committee (or other board committee performing equivalent functions) or board of directors of any entity related to any member of the Board of Directors.

COMPENSATION OF DIRECTORS

     Directors who are employees of the Company do not receive a retainer or fees for attending meetings of the Board of Directors or meetings of Committees of the Board. Directors who are not employees of the Company each receive a $10,000 annual retainer, $1,000 for each meeting they attend, $750 ($1,000 for the Committee chairperson) for each Committee meeting they attend that is not held on the same day as a Board meeting and $500 for each Board or Committee meeting in which they participate by conference telephone. Directors are also reimbursed for travel expenses to and from Board and Committee meetings.

     In addition, non-employee directors participate in the 1995 Non-Employee Directors' Fee and Stock Option Plan (the "Directors' Plan") whereby each receives annually 1,000 shares of Common Stock of the Company and a nonstatutory option to purchase 5,000 additional shares upon initial election to the Board and thereafter upon any subsequent re-election. The exercise price per share of Common Stock of each option granted is 100% of the fair market value per share of the Common Stock on the date of grant, except that for any stock option granted on or prior to October 31, 1998, the exercise price will be the greater of fair market value or $14 per share. The term of each option commences on the date of grant and, unless earlier terminated in accordance with the Directors' Plan, expires ten years after such date. If a recipient is removed from the Board for cause, such recipient's options terminate on the earlier to occur of the expiration date of the options or 90 days following the date of such removal.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file with the Commission reports of ownership and reports of changes in ownership of the Common Stock and other equity securities of the Company. These persons are required to furnish the Company with copies of all Section 16(a) reports they file.

     The Company believes that all such filing requirements applicable to its directors and executive officers were complied with in 1997. In making this representation, the Company has relied solely on the representations of its directors and executive officers and copies of the reports that they have filed with the Commission and provided to the Company.

COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth information concerning the compensation paid for services rendered in all capacities to the Company for the last three fiscal years to those persons who were, as of December 31, 1997, the Chief Executive Officer of the Company and the other four most highly compensated executive officers of the Company.

                           SUMMARY COMPENSATION TABLE

                                                                       LONG TERM
                                                ANNUAL COMPENSATION   COMPENSATION
                                                -------------------   ------------
                                                                       SECURITIES
               NAME AND                                                UNDERLYING       ALL OTHER
          PRINCIPAL POSITION             YEAR    SALARY     BONUS       OPTIONS      COMPENSATION(1)
          ------------------             ----    ------     -----       -------      ---------------
William E. Kassling                      1997   $387,872   $259,700          --          $55,091
  Chief Executive Officer                1996    350,000    114,000     146,250           41,924
                                         1995    350,000    157,000          --           33,440

Emilio A. Fernandez                      1997   $211,482   $208,592          --          $23,021
  Vice Chairman                          1996    195,348    147,000      99,206           10,000
                                         1995    185,000     75,000          --               --

Howard J. Bromberg                       1997   $186,811   $148,665          --          $29,245
  Vice President; General Manager,       1996    165,000     74,000      73,125           25,946
  Locomotive and Molded Products         1995    145,000     20,000          --           24,072

John M. Meister                          1997   $179,199   $125,187          --          $28,468
  Executive Vice President;              1996    159,509     72,000      73,125           23,906
  Transit Products Group                 1995    150,000     25,000          --           24,687

Robert J. Brooks                         1997   $173,467   $114,271          --          $28,626
  Chief Financial Officer                1996    154,004     50,000      73,125           23,540
                                         1995    140,000     50,000          --           23,008

---------

(1) Includes split dollar life insurance premiums paid by the Company on behalf of the named executive and other cash benefit perquisites. Also includes the fair market value, at the time of the award, of shares awarded pursuant to the 1997 Executive Retirement Plan, which permits certain eligible employees, including each of the above listed executives, who do not fully participate in the ESOP to receive stock bonuses granted by the Company based on the "Covered Compensation", as defined in the ESOP. For Mr. Fernandez, also includes amounts contributed by the Company to the ESOP for his account.

OPTION GRANTS IN 1997

     None of the Chief Executive Officer of the Company or the other four most highly compensated executive officers of the Company were granted options under the 1995 Stock Incentive Plan in 1997.

     The following table sets forth as to the persons named in the Summary Compensation Table information with respect to (i) the stock options exercised during 1997, (ii) the net value realized upon such exercises, (iii) the number of shares covered by unexercised stock options held at December 31, 1997 and
(iv) the value of such unexercised options at December 31, 1997.

    AGGREGATED OPTION EXERCISES IN 1997 AND DECEMBER 31, 1997 OPTION VALUES

                                                             NUMBER OF SECURITIES
                                                            UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                                    SHARES                        OPTIONS AT            IN-THE-MONEY OPTIONS AT
                                   ACQUIRED      VALUE         DECEMBER 31, 1997         DECEMBER 31, 1997(1)
              NAME                ON EXERCISE   REALIZED   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
              ----                -----------   --------   -------------------------   -------------------------
William E. Kassling                    0           $0              0/146,250                 $0/1,531,055
  Chief Executive Officer
Howard J. Bromberg                     0           $0               0/73,125                 $  0/765,527
  Vice President; General
  Manager, Locomotive and Molded
  Products
Robert J. Brooks                       0           $0               0/73,125                 $  0/765,527
  Chief Financial Officer
Emilio A. Fernandez                    0           $0               0/99,206                 $0/1,038,563
  Vice Chairman
John M. Meister                        0           $0               0/73,125                 $  0/765,527
  Executive Vice President;
  Transit Products Group

------------

(1) The exercise price of the options is $14.00 per share. As of December 31, 1997, the fair market value of the Company's Common Stock was $24.46875 per share. Consequently, the options are considered "in-the-money" for purposes of this chart.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement in whole or in part, the following report and the Stock Performance Graph on page 10 shall not be incorporated by reference into any such filings.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     The Compensation Committee is comprised entirely of non-employee members of the Board of Directors. The Compensation Committee's principal responsibility is to review, recommend and approve changes to the Company's compensation policies and programs. The Compensation Committee is also responsible for reviewing and approving all compensation actions for the Chief Executive Officer and the other executive officers.

     The Company's compensation plan has three components: base salaries and bonuses, benefit plans and long-term incentives.

     Base Salaries and Bonuses. The base salaries and bonuses of the executive officers are established each year by the Board of Directors upon the Committee's recommendations. Base salaries are determined at the commencement of each fiscal year, and bonuses are awarded after the Company's financial results for the fiscal year have become available.

     Executive officers' base salaries depend primarily upon their offices and responsibilities and are reviewed annually. William E. Kassling is the only executive officer who has an employment agreement with the Company. That agreement entitles Mr. Kassling to a base salary and an incentive bonus of up to 100% of his base salary based upon the Company's achievement of certain targeted consolidated net income levels. Mr. Kassling is also eligible for additional incentive bonuses attributable to superior performance at the discretion of the Board of Directors. The Compensation Committee, however, reviews and approves Mr. Kassling's salary annually.

     The Committee's philosophy with respect to bonuses is that executive officers should have a meaningful portion of their total compensation tied to the Company's profitability. Financial results for the Company and related divisions for the fiscal year in question are the primary consideration. There are guidelines as to the payment of bonuses if certain criteria are met, although the Committee may exercise its discretion with respect to such guidelines. Executive officers with the greatest opportunity to impact the Company's profits typically receive bonuses which are a higher percentage of base salary than the other executive officers.

     On October 22, 1997, the Board of Directors adopted the 1997 Executive Retirement Plan to permit the award of stock bonuses by the Company to certain eligible employees including certain executives who do not participate fully in the ESOP. The stock bonuses granted under the 1997 Executive Retirement Plan are issued from the Company's treasury shares. The amount awarded monthly is based on the "Covered Compensation" of each eligible employee, as such term is defined in the ESOP. The Compensation Committee believes it is appropriate to allow executives to participate in benefits similar to those provided to other employees under the ESOP.

     The Board of Directors adopted, subject to stockholder approval, the 1998 Employee Stock Purchase Plan (the "Plan") to permit employees of the Company to purchase shares of the Company's Common Stock. Under the terms of the Plan, employees of the Company will be eligible to periodically purchase shares of the Company's Common Stock, and to finance such purchases through periodic payroll deductions. The Committee believes that the Plan will promote the continued success of the Company by encouraging its employees to have increased awareness of and commitment to the Company's corporate-wide goals and objectives. The terms of the Plan are described more fully below on pages 12 through 17.

     Long-Term Incentives. Under the 1995 Stock Incentive Plan, the Compensation Committee may grant long term incentives to employees by granting stock options and making restricted share awards. The Committee views stock options and restricted share awards as beneficial incentives to hire and retain executives and to provide executives with greater incentive to increase their efforts to make the Company and its subsidiaries more successful. The Committee believes stock options and restricted share awards are particularly useful long-term incentives because such options and awards connect the interests of employees to those of the Company's stockholders through common ownership of the Company's Common Stock. The decision to grant incentive stock options and make restricted share awards is based upon an individual's job level.

     The Board of Directors has adopted, subject to stockholder approval, an amendment to the 1995 Stock Incentive Plan to increase the shares that may be issued thereunder from 3,100,000 to 4,700,000 shares. The

Committee believes that these additional shares will provide a valuable incentive to employees' performance and will ensure that the Company has adequate shares available to award long-term incentives to its employees.

     Other. The executive officers may participate in the Company's Section 401(k) Plan. The Company provides certain perquisites and other personal benefits to certain of its employees, including its executive officers, which in the aggregate are not significant.

                                          Respectfully submitted,

                                          /s/ Kim G. Davis
                                          /s/ James C. Huntington, Jr.
                                          /s/ James P. Kelley
                                          /s/ James V. Napier

STOCKHOLDER RETURN PERFORMANCE GRAPH

     The following line graph compares the cumulative total stockholder return among the Company's Common Stock, the Standard & Poor's 500 Stock Index (the "S&P Stock Index") and a peer group of manufacturing companies selected by the Company. The Company believes that the business and operations of the peer group members closely resemble those of the Company. The graph assumes a $100 investment as of June 16, 1995 in the Company's Common Stock, the S&P Stock Index and the peer group and assumes the reinvestment of dividends. Returns for the month of June 1995 have been prorated.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
          AMONG THE COMPANY, S&P 500 STOCK INDEX AND PEER GROUP INDEX

                                                    WESTINGHOUSE
               MEASUREMENT PERIOD                    AIR BRAKE
             (FISCAL YEAR COVERED)               COMPANY ("WABCO")          S&P 500          PEER GROUP
6/16/95                                                100.00               100.00             100.00
1995                                                    75.97               117.10              78.51
1996                                                    90.58               143.99              87.18
1997                                                   184.28               192.03             146.39

     The peer group includes publicly traded manufacturing companies engaged in similar lines of business of the Company. The peer group consists of the following companies: ABC Rail Products Corp., Atchison Casting Corp., The Greenbrier Companies, Harmon Industries, Ltd., Johnstown America Corp., MotivePower Industries (formerly MK Rail Corp.), Portec Inc., and Varlen Corporation.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

PULSE NOTES

     In payment for the acquisition of substantially all of the assets and related liabilities of Pulse Electronics, Inc. and Pulse Embedded Computer Systems, Inc. (collectively, "Old Pulse") in January 1995 (the "Pulse Acquisition"), the Company issued a subordinated promissory note in the amount of $17 million in favor of certain former shareholders of Old Pulse including Emilio A. Fernandez, a director and executive officer of the Company, and members of his immediate family (the "Pulse Note"). The Pulse Note matures on January 31, 2004. Interest thereon is payable semiannually. Interest accrued until January 31, 1998 at the per annum rate of 9.5%. Interest will accrue from February 1, 1998 until January 31, 2001 at the prime rate charged by The Chase Manhattan Bank (successor in interest to Chemical Bank) on December 31, 1997 plus 1%, and from February 1, 2001 until January 31, 2004, at the prime rate charged by The Chase Manhattan Bank (successor in interest to Chemical Bank) on December 31, 2000 plus 1% (with a maximum adjustment rate on each date of 2% and an absolute maximum interest rate of 13% per annum).

PULSE LEASE

     In connection with the Pulse Acquisition, the Company assumed a lease agreement between Old Pulse and Jollo Associates Limited Partnership ("Jollo") covering a 37,000 square foot building. Jollo is a Maryland limited partnership in which Mr. Fernandez, his wife and certain other former shareholders of Old Pulse are the sole partners. The lease expires December 31, 2002. Total rent paid under the lease in 1997 was $374,460.

EMPLOYMENT AGREEMENT

     The Company and Mr. Kassling have entered into an employment agreement pursuant to which Mr. Kassling received a base salary of $387,872 in 1997. Mr. Kassling is also entitled to an incentive bonus payment and certain other perquisites and benefits.

SIH STOCK REPURCHASE

     In March 1997, the Company repurchased 4 million shares of its Common Stock held by Scandinavian Incentive Holdings, B.V. ("SIH") for a purchase price of $11 per share for a total purchase price of $44 million. In conjunction with this transaction, SIH sold its remaining 6 million shares of the Company's Common Stock to a group of investors consisting of Vestar Equity Partners, L.P. ("Vestar"), Harvard Private Capital Holdings, Inc. ("Harvard"), American Industrial Partners Capital Fund II, L.P. ("AIP") and certain members of senior management.

STOCKHOLDERS AND VOTING TRUST AGREEMENTS

     As of December 31, 1997, the approximate ownership interests in the Company's Common Stock were held by management and the ESOP (45%), Vestar (7%), Harvard (7%), AIP (2%), and all others including public shareholders (39%). A Stockholders Agreement exists among certain members of management, Vestar, Harvard, AIP, and the Company that provides for, among other things, the composition of the Board of Directors as long as certain minimum stock percentages are maintained.

     The Company has also entered in a Registration Rights Agreement with Harvard, AIP, the Voting Trust, Vestar, and certain individual shareholders (collectively, the "Holders"). This agreement provides that each of Harvard, the Voting Trust and Vestar may make demands at various times for registration of their respective shares so as to permit the sale of the shares in the public market. All Holders also have incidental or "piggyback" rights to request registration of their respective shares if the Company is registering shares for sale for the Company's account.

     Those shareholders comprised of the active original management owners have entered into the Amended Voting Trust Agreement. The Voting Trust provides for, among other matters, the stock to be voted as one block and restrictions on the sale or transfer of such stock. The Amended Voting Trust Agreement expires on January 1, 2000 and can be terminated by an affirmative vote of two-thirds of the stock shares held by the trust. In connection with the Voting Trust, the Company has entered into an Indemnification Agreement with the trustees, which is covered by the Company's directors and officers liability insurance.

     The shares held by the ESOP (established January 31, 1995) are subject to the terms of the related ESOP Loan Agreement, Employee Stock Ownership Trust Agreement, Employee Stock Ownership Plan and the Pledge Agreement.

     The Company believes that each of the transactions above contains terms no less favorable to the Company than could be obtained from unaffiliated third parties on an arms' length basis.

                              PROXY PROPOSAL NO. 2
                 APPROVAL OF 1998 EMPLOYEE STOCK PURCHASE PLAN

     The Board has adopted, subject to stockholder approval, the 1998 Employee Stock Purchase Plan (the "Plan"). The adoption of a 1998 Employee Stock Purchase Plan (the "Plan") was approved by the Company's Board of Directors on October 22, 1997. The Directors hold to the view that ownership of Company Common Stock by the Company's employee team fosters increased awareness of and commitment to corporate-wide goals and objectives. A principal goal of the Plan is to broaden beyond upper management the base of employees who have an ownership interest in Company shares. Consequently, the Plan is deliberately structured to attract investment from all levels of the Company and it contains limitations on participation by the Company's most highly compensated employees. THE BOARD OF DIRECTORS STRONGLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF ADOPTION OF THE 1998 EMPLOYEE STOCK PURCHASE PLAN.

     The principal features of the Plan are summarized below. Copies of the entire text of the Plan are available to Stockholders upon written request to the Company's Secretary, 1001 Air Brake Avenue, Wilmerding, Pennsylvania 15148.

GENERAL

     The purpose of the Plan is to promote the continued success of the Company by encouraging eligible employees of the Company and its subsidiaries to purchase shares of Common Stock of the Company and by facilitating those purchases through quarterly sales of Company Common Stock directly to employees financed by payroll deductions.

     The aggregate number of shares which may be issued and sold under the Plan is 500,000 shares of Common Stock, subject to proportionate adjustment in the event of stock splits and similar events. The shares which may be issued under the Plan will be treasury shares. The Company may repurchase shares of Common Stock in the open market to cover the number of shares issued under the Plan to avoid a dilution in the value of the Company's Common Stock.

     Under current accounting rules, there will be no charges or credits to the Company's reported earnings in connection with the issuance and sale of shares under the Plan (except as may be required in a footnote to the Company's financials by FAS 123). The Financial Accounting Standards Board (the "FASB") is considering requiring a charge to earnings for all or a portion of the difference between an employee's purchase price and the fair market value of a company's stock at the date of purchase, especially in a plan which has a "look-back" feature (providing that the purchase price is based upon the lesser of fair market value of stock at the beginning and at the end of a particular purchase period) like the Plan. If the FASB requires a charge to earnings, the Company may reconsider whether to continue the Plan, but may choose to continue the Plan notwithstanding such charge to earnings.

ADMINISTRATION

     The Plan is administered by a committee of directors (the "Committee") appointed by the Board and authorized to interpret the Plan and to prescribe rules, regulations and procedures governing its operation. Certain of the administrative functions of the Plan will be performed at the outset by ChaseMellon Shareholder Services, L.L.C. (the "Agent").

ELIGIBILITY OF EMPLOYEES

     All employees of the Company and of any subsidiary designated by the Committee are eligible to participate in the Plan. A full-time employee of the Company or one of its subsidiaries is an employee who has been employed by the Company or one of its subsidiaries on a full-time basis for at least one year, and a regular part-time employee of the Company or one of its subsidiaries is one who has been employed by the Company or one of its subsidiaries for at least one year and whose customary employment is 20 or more hours per week during the period of employment by the Company or one of its subsidiaries. Employees of the Company or one of its subsidiaries who are citizens of countries or jurisdictions the laws of which make participation illegal will not be permitted to participate. As of March 31, 1998, an estimated 2,800 employees of the Company and its Canadian subsidiaries which will participate were eligible for participation.

     No employee will be eligible to participate in the Plan during a Purchase Period (as described below) if such employee immediately after the option to purchase shares under the Plan is granted owns shares including outstanding stock options which would exceed 5% of the voting power or value of the Company's outstanding Common Stock.

PURCHASE PERIODS AND PAYROLL DEDUCTIONS

     It is anticipated that there will be twenty quarterly Purchase Periods for the purchase of Common Stock under the Plan. The first such period will extend from July 1, 1998 through September 30, 1998. All remaining purchase periods are expected to begin on the first day of a calendar quarter and end on the last day of such calendar quarter. The Committee has the authority to change the number or duration of the Purchase Periods at its discretion, but no Purchase Period may extend beyond 27 months in duration, and no Common Stock may be sold under the Plan after June 30, 2003. The Committee may also establish special Purchase Periods to permit participation by employees of companies acquired by the Company after the start of a regular Purchase Period.

     Eligible employees may participate in the Plan during any Purchase Period by enrolling and authorizing payroll deductions from his or her compensation using the telephone authorization system which will be provided by the Agent by the enrollment deadline established for the Purchase Period (unless otherwise modified by the Committee, the enrollment deadline for any Purchase Period is five days prior to the beginning of such period). Participants may authorize payroll deductions of between 2% and 20%, in whole percentages, of basic compensation (including overtime, vacation pay and holiday pay, but excluding bonuses, incentive compensation, other fringe benefits or contributions under any employee benefit plans) for each pay period ending during the Purchase Period. The deduction will be credited to a contribution account to be applied at the end of the Purchase Period to the purchase of Common Stock. No interest will be credited on payroll deductions unless otherwise determined by the Committee. Employees may increase, decrease or suspend payroll deductions only once during a Purchase Period unless otherwise determined by the Committee.

     At any time prior to five days before the last day of a Purchase Period, an employee may disenroll and withdraw from the Plan and receive the balance in his or her contribution account. Upon such disenrollment and withdrawal, payroll deductions are terminated and the employee may not purchase Common Stock under the Plan until he or she reenrolls for a subsequent Purchase Period. Such employee's Common Stock account will also be terminated as described below under "Common Stock Accounts." Partial withdrawals are not permitted.

PURCHASE OF COMMON STOCK

     The purchase price of shares of Common Stock purchased under the Plan will be the lower of (a) 85% of the fair market value of the Common Stock as of the first day of the Purchase Period or (b) 85% of the fair market value of the Common Stock as of the last day of the Purchase Period. Fair market value will generally be interpreted as the mean between the publicly reported high and low sales prices per share of the Common Stock for the date for which the fair market value is to be determined. As of March 31, 1998, the fair market value of a share of the Company's Common Stock, as so computed, was $29.125.

     Effective as of the closing day of a Purchase Period, the balance in each participating employee's contribution account will automatically be applied to the purchase of a number of shares of Common Stock equal to the balance in the account divided by the purchase price. Fractional shares shall be purchased and credited to an employee's Common Stock account with the Agent as described below. As soon as practicable after each Purchase Period, the Company will (through the Agent) issue or deliver shares of Common Stock from the treasury of the Company into each purchasing employee's respective Common Stock account maintained by the Agent for such employee. Any remaining account balance will be paid to the employee as soon as practicable.

     Each employee with respect to a Common Stock account acquires full ownership of all shares and of any fractional interest in a share issued or delivered to a Common Stock account. All shares in such Common Stock accounts are registered in the name of the Agent or another nominee or custodian for the benefit of the employees under the Plan. Although an employee may not assign or hypothecate an interest in the Plan as such, upon crediting of shares under the Plan such shares may be sold pursuant to the procedures described below or, following distribution of such shares to the employee, may, subject to the Plan, be sold, assigned, hypothecated or otherwise dealt with by the employee, subject to the Plan, as is the case with respect to any other shares of Common Stock the employee may own.

TERMINATION OF EMPLOYMENT

     Participation in the Plan will conclude as of the date of an employee's termination of employment, whether by death, retirement, disability or other cause. Should termination of employment occur on or before five days prior to the last day of a Purchase Period, payroll deductions will cease, no shares will be purchased and the balance in the employee's contribution account will be refunded as soon as practicable. In the event that death is the cause of termination, the refund will be made to the employee's estate.

COMMON STOCK ACCOUNTS

     Using the telephone authorization system of the Agent, an employee may direct at any time that any or all of the shares credited to the Common Stock account relating to the employee be sold. Upon such sale, a check for the proceeds, less any brokerage commissions and other charges applicable to the sale and less any amount required to be deducted as backup withholding, will be delivered to the employee. The employee may also request at any time that a certificate or certificates representing any or all of the full shares credited to the Common Stock account relating to the employee be delivered to the employee.

     Using the telephone authorization system of the Agent, the employee may direct within 30 days of disenrollment from the Plan or termination of employment, as the case may be, that all shares credited to the Common Stock account of such employee be sold and the net proceeds delivered to the employee, or the employee may request within 30 days of such disenrollment or termination of employment that a certificate or certificates representing all full shares credited to the account be delivered to the employee. Any brokerage commissions and other charges applicable to sales and any amount required to be withheld as backup withholding are payable by the employee and will be deducted in determining the net proceeds. If no direction is received within 30 days of such disenrollment or termination of employment, a certificate or certificates representing all full shares credited to the account will be delivered to the employee.

     Upon termination of a Common Stock account, any fractional interest in a share credited to the Common Stock account may be sold and the net proceeds delivered to the employee or the value of the fractional interest may be determined by reference to the current fair market value of the Common Stock and paid to the employee in cash.

     All cash dividends and other cash distributions, if any, paid in respect of the shares credited to a Common Stock account, less any amount the Company is required to deduct as backup withholding in respect of the dividend or distribution received, or considered to be received, will be paid directly to an employee.

LIMITATION ON NUMBER OF SHARES PURCHASED BY INDIVIDUAL EMPLOYEES

     The maximum number of shares which may be purchased by any employee for any Purchase Period is limited to the lesser of (a) an aggregate total of $25,000 worth of shares which may be purchased (based upon the fair market value of the Common Stock on the first day of the Purchase Period) during a calendar year, or

(b) 20% of the employee's basic compensation for the last calendar quarter in the calendar year immediately preceding the first day of the Purchase Period divided by 85% of the fair market value of a share of Common Stock on the first day of the Purchase Period. Any amount remaining in the employee's contribution account because of these limitations will be refunded.

INFORMATION FOR ELIGIBLE EMPLOYEES; VOTING RIGHTS

     Each participating employee will receive at least quarterly each year a statement of all transactions affecting the Common Stock account relating to the employee and the number of shares (including any fractional interests in a share) of the Common Stock credited to the Common Stock account. Each employee will also receive copies of all reports, proxy statements and other communications distributed by the Company to its stockholders generally at the time and in the manner such material is sent to such stockholders.

     Participating employees with Common Stock in a Common Stock account will receive proxy soliciting material in connection with each meeting of stockholders of the Company. Shares can be voted only by the holder of record. The shares of the Common Stock credited to each Common Stock account (including any fractional interests in a share) will be voted by the holder of record only in accordance with the employee's signed proxy instructions duly delivered to the holder of record.

EXPENSES OF THE PLAN

     The Company will pay all expenses incident to the operation of the Plan, including the costs of record keeping, accounting fees, legal fees, the costs of delivery of stock certificates to employees and the costs of delivery of shareholder communications. The Company will not pay any expenses, broker's or other commissions or taxes incurred in connection with the sale of shares of the Common Stock credited to a Common Stock account at the direction of the employee. Expenses in connection with any such sale will be deducted from the proceeds of sale prior to any remittance to the employee.

AMENDMENT AND TERMINATION

     The Board of Directors may amend or terminate the Plan at any time. Without stockholder approval, however, no amendment may (a) increase the total number of shares which may be issued and sold under the Plan, (b) lower the minimum purchase price of shares under the Plan or (c) permit Plan shares to be purchased by individuals other than employees of the Company and its subsidiaries.

     Unless previously terminated by the Board, the Plan will terminate on the earlier of (a) June 30, 2003 or (b) the last day of the Purchase Period that participating employees become entitled to purchase a number of shares equal to or greater than those remaining available for purchase under the Plan.

     If on the last day of a Purchase Period the number of shares eligible for purchases by employees is greater than the number of shares remaining available, the Committee will allocate the available shares among the participating employees in such manner as it deems fair and which complies with the requirements of Section 423 of the Internal Revenue Code. If during a Purchase Period it appears that, at the end of the Purchase Period, the shares eligible for purchase through authorized payroll deductions may exceed the shares remaining available, the Committee may reduce the payroll deductions authorized by participating employees. Following any termination of the Plan, any balances in employees' contribution accounts not applied to the purchase of shares will be refunded.

EFFECT ON OTHER PLANS

     No income, if any, received by an employee due to the discount in the Purchase Price from the fair market value of the Common Stock provided by the Company under the Plan shall be considered compensation for purposes of any pension or retirement plan, insurance plan or any other employee benefit plan of the Company or a subsidiary (notwithstanding the definition of compensation provided in such plans).

FEDERAL INCOME TAX CONSEQUENCES

     The principal Federal income tax consequences under present law to participating employees who are residents or citizens of the United States of America of the purchase of shares of Common Stock under the Plan, participation in the Plan and certain dispositions of shares of Common Stock acquired under the Plan are summarized below. The Plan is intended to qualify as an employee stock purchase plan within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended.

     Amounts representing payroll deductions from a participating employee's compensation under the Plan continue to be taxable income to the employee in the year such amounts are earned for Federal, state and local income tax purposes. Cash dividends and other cash distributions, if any, paid in respect of shares credited to a Common Stock account generally constitute taxable dividend income on the date on which the dividends or distributions are received by the participating employee. Interest, if any, credited to an employee's contribution account under the Plan will be taxable income to the employees, and the Company will be entitled to a corresponding deduction.

     For Federal income tax purposes, employees participating in the Plan are viewed as having been granted a qualified stock option on the first day of the Purchase Period and as having exercised the stock option by the automatic purchase of shares on the last day of the Purchase Period. A participating employee will not recognize taxable income with respect to the stock option at the time of grant of the option, on the date the shares are purchased under the Plan and credited to a Common Stock account or when the employee receives certificates representing full shares of Common Stock withdrawn from the employee's Common Stock account. Instead, a participating employee will generally recognize taxable income only upon disposition of the Common Stock acquired under the Plan or upon death while owning such Common Stock.

     If an employee disposes of shares of Common Stock purchased under the Plan more than two years after the first day of the Purchase Period during which such shares were purchased and more than one year after the date of the transfer of such shares to the employee's Common Stock account or an employee dies at any time while owning Common Stock that was acquired under the Plan, the employee generally will be required to include in ordinary income, as compensation for the year in which such disposition or death occurs, an amount equal to the lesser of (i) the excess, if any, of the fair market value of such shares at the time of disposition or death over the purchase price paid for such shares, or
(ii) an amount equal to 15% of the fair market value of the shares as of the first day of the Purchase Period during which such shares were purchased. The remainder of the gain recognized upon disposition that is not taxable as compensation income will be long-term capital gain. If the fair market value of the shares on the date of disposition is less than the purchase price, no compensation income will be recognized and any loss recognized will be a long-term capital loss. In the event of a disposition after the two-year or one-year periods described above or death, the Company or its Subsidiary by which the employee is employed will not be entitled to any tax deduction for amounts attributable to such disposition or death.

     If an employee disposes of the shares of Common Stock purchased under the Plan within the two-year or one-year periods described in the preceding paragraph, the employee generally will be required to include in ordinary income, as compensation for the year in which such disposition occurs, an amount equal to the excess of the fair market value of such shares on the date of purchase over the purchase price. In addition, the employee will recognize a capital gain or loss in an amount equal to the difference between the amount realized upon the disposition and the basis of the shares (generally the purchase price plus the amount taxed as compensation income). In the event of a disposition within the two-year or one-year periods, the Company or the Subsidiary by which the employee is employed will be entitled to a tax deduction equal to the amount the employee is required to include in income as compensation as a result of the disposition.

     The holding period for shares acquired under the Plan will begin on the date on which the shares are purchased and shares held for more than one year will qualify for long-term capital gain or loss treatment. The Taxpayer Relief Act of 1997 made certain changes to the rules governing capital gain or loss. Favorable capital gain rates may apply to long-term capital gain and, under the new law, even more favorable capital gain rates may apply if the shares are held for more than 18 months.

     An employee who is not a resident or a citizen of the United States will generally not be subject to the United States federal income tax rules described above with respect to the shares of Common Stock purchased under the Plan. The applicable rules for such employees may vary depending on the tax laws of the country to which the employee is subject.

VOTE REQUIRED

     The affirmative vote of the holders of at least a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting and entitled to vote on the proposal is required for approval of adoption of the Plan. Since the aggregate number of shares voted "For," "Against" or "Abstain" is counted in determining the minimum number of affirmative votes required for approval, an abstention has the same legal effect as a vote "Against" the proposal. If a broker or similar nominee limits on the proxy card the number of shares voted on the proposal or indicates that the shares represented by a proxy card are not voted on the proposal, such "broker non-votes" will not be voted on the proposal and will not be counted in determining the number of affirmative votes required for approval.

                              PROXY PROPOSAL NO. 3
                     AMENDMENT OF 1995 STOCK INCENTIVE PLAN

     On May 26, 1995, prior to the Company's initial public offering of the Common Stock of the Company (the "Public Offering"), the Board and the stockholders unanimously adopted the 1995 Stock Incentive Plan (the "Incentive Plan"). Since such date, the Board has made minor amendments to the Incentive Plan.

     The Board has adopted, subject to stockholder approval, an amendment of the Incentive Plan to increase the total number of shares of the Company's Common Stock which may be issued under the Incentive Plan by an additional 1,600,000 shares, from 3,100,000 to 4,700,000 shares.

     Of the 3,100,000 shares currently authorized under the Incentive Plan, as of March 31, 1998 awards for 2,921,581 shares have already been granted leaving total remaining shares available for awards of only 178,419. The Board believes that the awards under the Incentive Plan (including options) have been an important component of the Company's performance and success since the Public Offering by contributing to the motivation of the Company's employees. The Board further believes that additional awards (including option grants) in the future to motivate and reward new and existing employees of the Company and its subsidiaries are in the best interests of the Company and will further enhance the Company's long-term performance. The remaining shares available under the Incentive Plan are not sufficient to meet these objectives.

     In determining whether to approve and recommend to the stockholders an increase in the number of shares available for awards (including option grants) under the Incentive Plan, the Board has reviewed data with respect to a group of peer companies which indicates that such companies have stock option plans which comprise approximately 10% to 23% of their common shares. Currently the existing 3,100,000 common shares authorized under the Incentive Plan constitute approximately 9.2% of the Company's total common shares. The total common shares authorized under the Incentive Plan after giving effect to the proposed increase would constitute approximately 14% of the Company's total common shares, which percentage is still well within the range of the Company's peer group.

     The amendment is required to be approved by an affirmative vote of a majority of the votes present at the Annual Meeting (in person or by proxy). THE BOARD OF DIRECTORS STRONGLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF ADOPTION OF THE AMENDMENT OF THE 1995 STOCK INCENTIVE PLAN. The proxies solicited on behalf of the Board of Directors will be voted for the adoption of the amendment to the Incentive Plan unless otherwise specified.

     The principal features of the Incentive Plan are summarized below. Copies of the entire text of the Incentive Plan are available to stockholders upon written request to the Company's Secretary, 1001 Air Brake Avenue, Wilmerding, Pennsylvania 15148.

GENERAL

     The purposes of the 1995 Stock Incentive Plan are to encourage eligible employees of the Company and its subsidiaries to increase their efforts to make the Company and its subsidiaries more successful, to provide an additional inducement for such employees to remain with the Company or one of its subsidiaries, to reward such employees by providing an opportunity to acquire shares of the Company's Common Stock on favorable terms and to provide a means through which the Company may attract able persons to enter the employ of the Company or one of its subsidiaries.

     The Incentive Plan provides for the grant of "incentive stock options" pursuant to Section 422 of the Code, the grant of "nonstatutory stock options" (i.e., stock options which do not qualify under Sections 422 or 423 of the Code) or the grant of both types of stock options (but not in tandem). It also provides for the grant of cash payment rights in conjunction with nonstatutory stock options (but not incentive stock options), and for the award of restricted shares and performance units. No stock options or cash payment rights may be granted and no restricted shares may be awarded after May 26, 2005.

ADMINISTRATION

     The Incentive Plan is administered by the Compensation Committee, the members of which are not eligible to participate in the Incentive Plan.

     The Compensation Committee has full authority, in its discretion, to grant options under the Incentive Plan to grant cash payment rights, to make restricted share awards, to make performance unit awards and to determine the employees to whom grants and awards will be made and the number of shares covered thereby. In determining grants or awards, the Compensation Committee will consider the position and the responsibilities of the employee being considered, the nature and value of the employee to the Company or the subsidiary of his or her services, his or her present and/or potential contribution to the success of the Company or a subsidiary and such other factors as the Compensation Committee may deem relevant.

     The Compensation Committee has the power to interpret the Incentive Plan and prescribe such rules, regulations and procedures in connection with the operation of the Incentive Plan as it deems necessary and advisable for the administration of the Incentive Plan.

STOCK OPTIONS

     The option price for each option may not be less than one hundred percent (100%) of the fair market value per share of the Common Stock covered by the stock option on the date of grant, except that (a) in the case of an incentive stock option granted to an employee who, immediately prior to such grant, owns stock possessing more than (10%) of the total combined voting power of all classes of stock of the Company or any subsidiary (a "Ten Percent Employee"), the option price will be one hundred ten percent (110%) of such fair market value on the date of grant or (b) in the case of a nonstatutory stock option granted to an employee who becomes an employee of the Company or any subsidiary as a result of the acquisition by the Company or any subsidiary of the stock or assets of another entity or business and is not a reporting person under Section 16(a) of the Exchange Act and the grant is made within twelve (12) months of such acquisition, the option price may be less than the fair market value on the date of the grant. Fair market value for all purposes under the Incentive Plan is the average of the high and low sales prices of the Common Stock as quoted in the NYSE-Composite Transactions listing for such date as quoted in The Wall Street Journal (or in such other reliable publication as the Committee, in its discretion, may determine to rely upon).

     The option price for each stock option is payable in full in cash; however, in lieu of cash an optionee may (if authorized by the Compensation Committee at the time of grant in the case of an incentive stock option, or at any time in the case of a nonstatutory stock option) pay the option price in whole or in part by delivering to the Company shares of the Common Stock having a fair market value on the date of exercise of the stock option equal to the option price for the shares being purchased, except that (i) any portion of the option price representing a fraction of a share will in any event be paid in cash and
(ii) no shares of the Common Stock which have been held for less than six months may be delivered in payment of the option price of a stock option.

     The aggregate fair market value of the shares with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year may not exceed $100,000. Any amount that is in excess of $100,000 during such calendar year will be converted to nonstatutory stock options (as more fully described below). If the date on which one or more of such incentive stock options could first be exercised would be accelerated pursuant to any provision of the Incentive Plan or any stock option agreement, and the acceleration of such exercise date would result in a violation of the $100,000 limitation, then, notwithstanding any such provision, the exercise dates of such incentive stock options will be accelerated only to the date or dates, if any, that do not result in a violation of such limitation and, in such event, the exercise dates of the incentive stock options with the lowest option prices will be accelerated to the earliest such dates. The Committee may, however, in its discretion, authorize the acceleration of the exercise date of one or more incentive stock options even if such acceleration would violate the $100,000 limitation and even if such incentive stock options are thereby converted in whole or in part to nonstatutory stock options.

     Unless the Compensation Committee determines otherwise at the time of the grant of a stock option, in the event of termination of employment of an optionee, the following rules will apply. If an optionee who is not a Disabled Grantee (as defined in the Incentive Plan) is voluntarily terminated or retires under any retirement plan of the Company or a subsidiary, (i) any then outstanding incentive stock option held by such optionee will be exercisable by the optionee (but only to the extent exercisable by the optionee immediately prior to the termination of employment) at any time prior to the expiration date of such incentive stock option or within three months after the date of termination of employment, whichever is the shorter period and (ii) any then outstanding nonstatutory stock option held by such optionee will be exercisable by the optionee (but only to the extent exercisable by the optionee immediately prior to the termination of employment) at any time prior to the expiration date of such nonstatutory stock option or within one year after the date of termination of employment, whichever is the shorter period. If an optionee who is a Disabled Grantee is voluntarily terminated with the consent of the Company or a subsidiary, any then outstanding stock option held by such optionee will be exercisable by the optionee in full (whether or not so exercisable by the optionee immediately prior to the termination of employment) by the optionee at any time prior to the expiration date of such stock option or within one year after the date of termination of employment, whichever is the shorter period. In the event of death of an optionee during employment, any outstanding stock option held by the optionee at the time of death will be exercisable in full (whether or not so exercisable by the optionee immediately prior to the death of the optionee) by the person entitled to do so under the optionee's will, or, if the optionee dies intestate, by the legal representative of the optionee at any time prior to the expiration date of such stock option or within one year after the date of death of the optionee, whichever is the shorter period. In the event of death of an optionee after termination of employment during a period when a stock option is exercisable, the stock option will be exercisable by such person entitled to do so under the will of the optionee or by such legal representative (but only to the extent the stock option was exercisable by the optionee immediately prior to the death of the optionee) at any time prior to the expiration date of such stock option or within one year after the date of death, whichever is the shorter period. If the employment of an optionee terminates for any other reason, all outstanding stock options held by the optionee at the time of such termination of employment will automatically terminate.

     No stock option is transferable other than by will, or if the optionee dies intestate, by the laws of descent and distribution, and all stock options may be exercised during an optionee's life only by the optionee.

CASH PAYMENT RIGHTS

     Cash payment rights may be granted in conjunction with a nonstatutory stock option and entitle the awardee entitled to exercise the stock option, upon exercise of the stock option or any portion thereof, to receive cash from the Company (in addition to the shares to be received upon exercise of the stock option) equal to such percentage as the Compensation Committee, in its discretion, may determine not greater than one hundred percent (100%) of the excess of the fair market value of a share of the Common Stock on the date of exercise of the stock option over the option price per share of the stock option times the number of shares covered by the stock option, or portion thereof, which is exercised. Payment of the cash will be made by the Company as soon as practicable after the time the amount payable is determined.

     Each grant of stock options and cash payment rights will be confirmed by an agreement between the Company and the optionee which sets forth the terms of the grant or award.

RESTRICTED SHARES

     The Compensation Committee may award restricted shares subject to such restrictions, forfeitures or events as the Committee may determine in its discretion. Each restricted share award will be confirmed by an agreement between the Company and the awardee setting forth the number of shares of Common Stock awarded, the restrictions imposed thereon, the duration of such restrictions and such other conditions as shall be determined by the Compensation Committee.

     Following the award of restricted shares and prior to the lapse or termination of the applicable restrictions, share certificates for the restricted shares will be issued in the name of the awardee and deposited with the Company in escrow. Upon the lapse or termination of the applicable restrictions (and not before such time), the awardee will receive the share certificates for the restricted shares and unpaid dividends, if any, if such dividends were not payable during the period of the restrictions. From the date the award of restricted shares is effective, the awardee will be a stockholder with respect to all the shares represented by the share certificates and will have all the rights of a stockholder with respect to all the restricted shares, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares, subject only to the preceding provisions of this paragraph and the other restrictions imposed by the Committee.

PERFORMANCE UNITS

     The Committee may award performance units based on the level of performance over a specified period of time by the Company or a subsidiary, as determined by the Committee. Performance units may be granted in either cash or shares of Common Stock. Cash awards may be established as fixed dollar amounts, a percentage of salary or a percentage of a pool based on earnings of the Company or any of its subsidiaries.

ADDITIONAL RIGHTS IN CERTAIN EVENTS

     The Incentive Plan provides for certain additional rights upon the occurrence of one or more of the following events: (i) the Company acquires actual knowledge that any person (other than certain designated persons) has acquired beneficial ownership, directly or indirectly, of securities of the Company representing 30% or more of the voting power of the Company, (ii) a tender offer is made to acquire securities of the Company representing 30% or more of the voting power of the Company, (iii) a person other than the Company solicits proxies relating to the election or removal of 50% or more of any class of the Board of Directors or (iv) the stockholders of the Company approve a merger, consolidation, share exchange, division or sale or other disposition of assets of the Company as a result of which the shareholders of the Company immediately prior to the transaction will not own a majority of the voting power of the surviving or resulting Company or any company which acquires the stock of the Company or more than 30% of its consolidated assets ("Section 8 Events").

     Subject to the terms of the Incentive Plan and unless the agreement between the Company and the employee otherwise provides, if any Section 8 Event occurs
(i) all outstanding stock options will become immediately and fully exercisable,
(ii) all stock options held by an optionee whose employment with the Company or a subsidiary terminates within one year of any Section 8 Event for any reason other than voluntary termination with the consent of the Company or a subsidiary, retirement under any retirement plan of the Company or subsidiary or death will be exercisable for a period of one year (or three years if the awardee has retired) from the date of such termination of employment, but in no event after the expiration date of the stock option, (iii) all restrictions applicable to restricted shares will lapse, and (iv) all performance units will be deemed to have been earned and will be paid to the awardee.

POSSIBLE ANTI-TAKEOVER EFFECT

     The provisions of the Incentive Plan providing for the acceleration of the exercise date of stock options upon the occurrence of a Section 8 Event and for the extension of the period during which stock options may be exercised upon termination of employment following a Section 8 Event may be considered as having an anti-takeover effect.

MISCELLANEOUS

     The Board of Directors may amend or terminate the Incentive Plan at any time, except that the Incentive Plan may not be altered or amended, without stockholder approval, (i) to increase the number of shares which may be issued under the Incentive Plan, (ii) to increase the maximum number of shares as to which stock options may be granted and as to which shares may be awarded under the Incentive Plan to any one employee, (iii) to make any changes in the class of employees eligible to receive options or awards under the Incentive Plan or
(iv) if stockholder approval of the amendment is at the time required for grants or awards under the Incentive Plan to qualify for the exemption from Section 16(b) of the Exchange Act provided by Rule 16b-3 or by the rules of the New York Stock Exchange. No amendment or termination of the Incentive Plan shall, without the written consent of the holder of an outstanding grant or award under the Incentive Plan that would adversely affect the rights of such holder with respect to such outstanding grant or award.

     If the outstanding shares of Common Stock are changed in value by reason of a spin-off, split-off, split-up, dividend in partial liquidation or dividend in property other than cash or extraordinary distribution to shareholders, then the Compensation Committee shall make any adjustments to any outstanding stock options under the Incentive Plan which it determines are equitably required to prevent dilution or enlargement of the rights of optionees.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of the principal Federal income tax consequences of the grant and exercise of stock options and other awards under present law.

     Incentive Stock Options. An optionee does not recognize any taxable income for Federal income tax purposes upon receipt of an incentive stock option or, generally, upon the exercise of an incentive stock option, whether the option price is paid in whole or in part in cash or shares of the Company's Common Stock. The exercise of an incentive stock option generally will result in an increase in an optionee's taxable income for alternative minimum tax purposes.

     If an optionee exercises an incentive stock option and does not dispose of the shares received in a subsequent "disqualifying disposition" (generally, a sale, gift or other disposition within two years after the date of grant of the incentive stock option or within one year after the shares are transferred to the optionee), upon disposition of the shares any amount realized in excess of the optionee's tax basis in the shares disposed of is treated as a long-term capital gain, and any loss is treated as a long-term capital loss. In the event of a "disqualifying disposition," the difference between the fair market value of the shares received on the date of exercise and the option price (limited, in the case of a sale or exchange in which a loss, if sustained, would be recognized, to the excess of the amount realized upon disposition over the optionee's tax basis in the shares) is treated as compensation received by the optionee and is taxable in the year of disposition. Any additional gain is taxable as a capital gain and any loss as a capital loss, which may be long-term or short-term depending upon the holding period of the shares disposed of. The Taxpayer Relief Act of 1997 made certain changes to the rules governing capital gain or loss. Shares held for more than one year will qualify for long-term capital gain or loss treatment. Favorable capital gain rates may apply to long-term capital gain and, under the new tax law, even more favorable capital gain rates may apply if the shares are held for more than 18 months. Under proposed regulations, special rules apply in determining the compensation income recognized upon a "disqualifying disposition" if the option price of the incentive stock option is paid in shares of Common Stock. If shares of Common Stock received upon the prior exercise of an incentive stock option are transferred to the Company in payment of the option price of an incentive stock option within either of the two-year or one-year periods referred to above, the transfer is considered a "disqualifying disposition" of the shares transferred, but, under proposed regulations, only compensation income determined as stated above, and no capital gain or loss, is recognized.

     Neither the Company nor any of its subsidiaries is entitled to a deduction for compensation paid with respect to shares received by an optionee upon exercise of an incentive stock option and not disposed of in a "disqualifying disposition." If an amount is treated as compensation received by an optionee because of a "disqualifying disposition," the Company or one of its subsidiaries generally is entitled to a corresponding deduction in the same amount for compensation paid.

     Nonstatutory Stock Options. Generally, an optionee does not recognize any taxable income for Federal income tax purposes upon receipt of a nonstatutory stock option provided that the option price is not nominal. Upon the exercise of a nonstatutory stock option with cash, the amount by which the fair market value of the shares received, determined as of the date of exercise, exceeds the option price is generally treated as compensation received in the year of exercise. If the option price of a nonstatutory stock option is paid in whole or in part in shares of the Company's Common Stock, no income, gain or loss is recognized on the receipt of shares equal in value on the date of exercise to the shares delivered in payment of the option price. The fair market value of the remainder of the shares received upon exercise of the nonstatutory stock option, determined as of the date of exercise, less the amount of cash, if any, paid upon exercise, is generally treated as compensation income received on the date of exercise.

     If an optionee sells the shares received upon exercise of a nonstatutory stock option, the difference between the amount realized on the sale and the optionee's tax basis in the shares sold is taxed as a capital gain or a capital loss, which will be long-term or short-term depending upon the holding period of the shares sold.

     In each instance that an amount is treated as compensation received, the Company or one of its subsidiaries generally is entitled to a corresponding deduction in the same amount for compensation paid.

     Cash Payment Rights. An optionee does not recognize any taxable income for Federal income tax purposes upon receipt of cash payment rights. Any cash received in payment of cash payment rights is treated as compensation received in the year in which the optionee becomes entitled to receive the cash payment upon exercise of the related stock option. In each instance that an amount is treated as compensation received, the Company or one of its subsidiaries generally is entitled to a corresponding deduction in the same amount for compensation paid.

     Restricted Shares. An awardee of restricted shares does not recognize any taxable income for Federal income tax purposes in the year of the award, provided the shares are subject to restrictions (that is, they are nontransferable and subject to a substantial risk of forfeiture). However, an awardee may elect under Section 83(b) of the Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the shares on the date of the award, determined without regard to the restrictions. If the awardee does not make a Section 83(b) election, the fair market value of the shares on the date the restrictions lapse is treated as compensation income to the awardee and is taxable in the year the restrictions lapse. In each instance that an amount is treated as compensation received, the Company or one of its subsidiaries generally is entitled to a corresponding deduction in the same amount for compensation paid.

     In general, if the awardee subsequently sells the shares, the difference between the amount realized on the sale and the sum of the amount treated as compensation either at the time the restrictions lapse or pursuant to the
Section 83(b) election, and the amount paid, if any is taxed as a capital gain or a capital loss, which will be long-term or short-term depending upon the holding period of the shares sold.

     Performance Units. An awardee of performance units does not recognize any taxable income for Federal income tax purposes upon receipt of the award. Any cash or shares of Common Stock received pursuant to the award are treated as compensation received by the awardee generally in the year in which the awardee becomes entitled to receive such cash or shares of Common Stock. The amount of compensation income will equal the amount of cash and the fair market value of the shares of Common Stock on the date compensation income is recognized. In each instance that an amount is treated as compensation received, the Company or one of its subsidiaries generally is entitled to a corresponding deduction in the same amount for compensation paid.

     In general, if the awardee subsequently sells the shares, the difference between the amount realized on the sale and the amount treated as compensation is taxed as a capital gain or a capital loss, which will be long-term or short-term depending upon the holding period of the shares sold.

     Other Tax Matters. The acceleration of the right to exercise a stock option or the exercise of a stock option, the lapse of restrictions on restricted shares or the vesting of unearned performance units following the occurrence of a Section 8 Event, in certain circumstances, may result in (i) a 20% Federal excise tax (in addition to Federal income tax) to the optionee or awardee on certain amounts associated with the stock option and certain payments of the Company's Common Stock resulting from such lapse of restrictions on restricted shares or vesting of performance units and (ii) the loss of a compensation deduction which would otherwise be allowable to the Company or one of its subsidiaries.

     Under Section 162(m) of the Code, the Company or one of its subsidiaries may not be able to deduct compensation, which would otherwise be deductible, paid to a "covered employee" (including compensation resulting from certain grants or awards under the plan) that is in excess of $1,000,000 in any taxable year. A "covered employee" is any employee if, as of the close of the tax year, the employee is the chief executive officer of the Company or is among the four highest compensated officers for that tax year (other than the chief executive officer) for whom total compensation is required to be reported to stockholders under the Exchange Act.

VOTE REQUIRED

     The affirmative vote of the holders of at least a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting and entitled to vote on the proposal is required for approval of adoption of the Incentive Plan. Since the aggregate number of shares voted "For," "Against" or "Abstain" is counted in determining the minimum number of affirmative votes required for approval, an abstention has the same legal effect as a vote "Against" the proposal. If a broker or similar nominee limits on the proxy card the number of shares voted on the proposal or indicates that the shares represented by a proxy card are not voted on the proposal, such "broker non-votes" will not be voted on the proposal and will not be counted in determining the number of affirmative votes required for approval.

                              PROXY PROPOSAL NO. 4

           RATIFICATION OF APPROVAL OF INDEPENDENT PUBLIC ACCOUNTANTS

     On February 26, 1998, the Board of Directors appointed Arthur Andersen LLP as independent public accountants to audit the books and records of the Company and its subsidiaries for the year ending December 31, 1998. Arthur Andersen LLP served as the Company's independent public accountants for the year ended December 31, 1997. Although the appointment of independent public accountants is not required to be approved by stockholders, the Board of Directors believes that stockholders should participate in such selection through ratification. If the stockholders fail to ratify Arthur Andersen LLP as the independent public accountants, the Board of Directors will reconsider its selection.

     Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting and, while they are not expected to make a statement, they will have the opportunity to do so if they desire. They will also be available to respond to appropriate questions.

VOTE REQUIRED

     Adoption of the proposal requires the approval of a majority of the votes cast. An abstention from voting by a stockholder present in person or represented by proxy and entitled to vote is not a vote cast "for" or "against" the proposal and is therefore not counted in determining whether the required vote for ratification has been obtained.

     It is intended that the proxies solicited by the Board of Directors will be voted FOR ratification of the appointment of Arthur Andersen LLP.

                                 OTHER MATTERS

     No business other than that set forth above is expected to come before the Annual Meeting or any adjournment thereof. Should other business properly come before the Annual Meeting or any adjournment thereof, the proxy holders will vote upon the same according to their discretion and best judgment.

                            EXPENSES OF SOLICITATION

     The cost of solicitation of proxies for the Annual Meeting will be paid by the Company. In addition to the solicitation of proxies by mail, the officers and regular employees of the Company may solicit proxies in person or by telephone or telegraph. ChaseMellon Shareholder Services, L.L.C. will forward proxy soliciting material and the Company's 1997 Annual Report to Stockholders to the beneficial owners of the shares of the Company's Common Stock held of record by them at an approximate cost of $12,000. In addition, other nominees, custodians or fiduciaries will forward proxy soliciting material and the Company's 1997 Annual Report to Stockholders to the beneficial owners of the shares of the Company's Common Stock held of record by them, and the Company will reimburse these record holders for their reasonable out-of-pocket expenses incurred in doing so.

                 STOCKHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

     A proposal submitted by a stockholder for the regular annual meeting of stockholders to be held in 1999 must be received by the Secretary, Westinghouse Air Brake Company, 1001 Air Brake Avenue, Wilmerding, Pennsylvania 15148 on or prior to December 9, 1998 in order to be eligible for inclusion in the Company's Proxy Statement for that annual meeting.

                                           By Order of the Board of Directors,

                                                     Robert J. Brooks
                                                 Chief Financial Officer
                                                      and Secretary

                                                                    APPENDIX A

                         WESTINGHOUSE AIR BRAKE COMPANY

                       1998 EMPLOYEE STOCK PURCHASE PLAN

     The purposes of the 1998 Employee Stock Purchase Plan (the "Plan") are to provide eligible employees of Westinghouse Air Brake Company (the "Company") and its Subsidiaries a convenient opportunity to purchase shares of the Common Stock, par value $.01 per share, of the Company (the "Common Stock") through quarterly offerings financed by payroll deductions and to provide a stock ownership incentive for such employees to promote the continued success of the Company. For the purposes of the Plan, the term "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing at least fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. The Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986 (the "Code"). The provisions of the Plan shall accordingly be construed so as to extend and limit participation in a manner consistent with the requirements of Section 423 of the Code and the regulations thereunder. For the purposes of the Plan, the term "Agent" shall mean Mellon Bank, N.A. or Chase Mellon Shareholder Services L.L.C. or such successor agent as the Company may employ. The Company reserves the right to change the Agent without notice.

     PARTICIPATION IN THE PLAN IS VOLUNTARY, AND NO RECOMMENDATION IS MADE TO EMPLOYEES AS TO WHETHER THEY SHOULD OR SHOULD NOT PARTICIPATE IN THE PLAN. THERE IS NO GUARANTEE UNDER THE PLAN AGAINST LOSS BECAUSE OF FLUCTUATIONS IN THE MARKET PRICE OF THE COMMON STOCK AND, IN THE CASE OF NON-UNITED STATES EMPLOYEES, BECAUSE OF FLUCTUATIONS IN THE U.S. DOLLAR EXCHANGE RATE. IN SEEKING THE BENEFITS OR SHARE OWNERSHIP, EACH EMPLOYEE MUST ALSO ACCEPT THE RISKS ATTENDANT TO SUCH OWNERSHIP.

                                   SECTION 1
                                 ADMINISTRATION

     The Plan shall be administered by a Committee (the "Committee") appointed by the Board of Directors of the Company (the "Board") and consisting of not less than two members of the Board.

     The Committee shall keep records of action taken at its meetings. A majority of the Committee shall constitute a quorum at any meeting, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts unanimously approved in writing by the Committee, shall be the acts of the Committee.

     The Committee shall interpret the Plan and prescribe such rules, regulations and procedures in connection with the operations of the Plan as it shall deem to be necessary and advisable for the administration of the Plan consistent with the purposes of the Plan. All questions of interpretation and application of the Plan shall be subject to the determination of the Committee, which shall be final and binding. Neither the Company nor the Committee is liable for any act done in good faith or for any good faith omission to act, including, without limitation, any claim of liability with respect to the prices or times at which shares of Common Stock are issued or delivered or sold, or with respect to any fluctuation in market value before or after any issuance or delivery or sale of shares.

     The day-to-day administrative and procedural matters associated with the Plan shall be the responsibility of an on-site Plan administrator (the "Administrator") who shall be under the direction of the Committee and whose duties shall include, without limitation, communication with employees, periodic reporting to the Committee and decision-making with respect to certain matters under the Plan; provided, however, that any decisions made by the Administrator may be subject to the Committee's ratification or reversal in its discretion.

                                   SECTION 2
                                  ELIGIBILITY

     Any person who as of the first day of a Purchase Period (as defined in Section 4) is a full-time or a regular part-time employee of the Company or a full-time or a regular part-time employee of a Subsidiary authorized by the Committee to participate in the Plan shall be eligible to participate in the Plan during such Purchase Period. A full-time employee of the Company or one of its Subsidiaries is an employee who has been employed by the Company or one of its Subsidiaries on a full-time basis for at least one year, and a regular part-time employee of the Company or one of its Subsidiaries is one who has been employed by the Company or one of its Subsidiaries for at least one year and whose customary employment is 20 or more hours per week during the period of employment by the Company or one of its Subsidiaries. Employees of the Company or one of its Subsidiaries who are citizens of countries or jurisdictions the laws of which make participation illegal will not be permitted to participate.

     Notwithstanding any other provision of the Plan, no employee shall be granted an option under the Plan if such employee, immediately after the option is granted, owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary. For purposes of the preceding sentence, the rules of Section 424(d) of the Code shall apply in determining the stock ownership of an employee, and stock which the employee may purchase under outstanding options shall be treated as stock owned by the employee.

                                   SECTION 3
                        SHARES AVAILABLE UNDER THE PLAN

     The aggregate number of shares of the Common Stock which may be issued under the Plan is 500,000 shares, subject to adjustment and substitution as set forth in Section 11. The shares which may be issued under the Plan shall be reacquired (treasury) shares.

                                   SECTION 4
                    PURCHASE PERIODS; GRANT OF STOCK OPTIONS

     Unless otherwise determined by the Committee, (a) there shall be twenty quarterly Purchase Periods under the Plan, (b) each such Purchase Period shall be equivalent to a calendar quarter, beginning on the first day of a calendar quarter and ending on the last day of a calendar quarter and (c) the first Purchase Period under the Plan shall commence on July 1, 1998 and shall end on September 30, 1998. In no event shall the duration of any Purchase Period exceed twenty-seven (27) months.

     On the first day of each Purchase Period, each employee participating in the Plan on such date shall be granted an option to purchase a number of shares of Common Stock (subject to adjustment as provided in Section 11 determined by dividing (a) twenty percent (20%) of the employee's Basic Compensation, as defined in Section 5, for the last three calendar months of the immediately preceding calendar year, by (b) eighty-five percent (85%) of the fair market value of a share of Common Stock on the first day of such Purchase Period, determined as provided in Section 7. To the extent an option to purchase shares of Common Stock is not exercised at the end of the Purchase Period as provided for in Section 6, the option shall terminate.

     If as a result of a merger, acquisition or similar transaction occurring after the first day of the then current Purchase Period a corporation or other entity becomes a Subsidiary authorized to participate in the Plan, the Committee may in its sole discretion authorize a special Purchase Period to accommodate the employees of such Subsidiary, provided that such special Purchase Period is consistent with the requirements of Section 423 of the Code and the regulations thereunder.

     Notwithstanding any other provision of the Plan, no employee participating in the Plan shall be granted an option which permits the employee's rights to purchase stock under all employee stock purchase plans under Section 423 of the Code of the Company or any Subsidiary to accrue at a rate which exceeds $25,000 of the fair market value of the Common Stock, determined at the time such option is granted, or such other maximum as may be prescribed for qualifying employee stock purchase plans under Section 423 of the Code, for each calendar year in which such option is outstanding at any time.

                                   SECTION 5
                               PAYROLL DEDUCTIONS

     An eligible employee may become a participant in the Plan for a Purchase Period by enrolling and authorizing payroll deductions from his or her compensation using the telephone authorization system which will be provided by the Agent (details concerning the use of the system will be provided separately to employees) by the enrollment deadline established for the Purchase Period. Unless otherwise determined by the Committee, the enrollment deadline for each Purchase Period shall be five days prior to the first day of such Purchase Period. Any enrollment completed after such deadline shall be effective only for the beginning of the next succeeding Purchase Period. An eligible employee who was a participant in the Plan at the close of the preceding Purchase Period shall automatically be enrolled as a participant in the Plan for the succeeding Purchase Period, if any, unless the employee's notice of disenrollment and withdrawal as described below in this Section 5 is received via the telephone authorization system of the Agent prior to the enrollment deadline established for the Purchase Period.

     At the time an employee enrolls and authorizes payroll deductions via the telephone authorization system of the Agent, the employee shall elect to have deductions made from the employee's pay for each pay period ending during the Purchase Period at a rate of not less than two percent (2%) and not more than twenty percent (20%), in whole percentages, of the employee's Basic Compensation for such pay periods. Unless the employee changes his or her prior payroll deduction amount via the telephone authorization system of the Agent prior to the enrollment deadline for a Purchase Period, an employee who is automatically re-enrolled in the Plan for a Purchase Period by virtue of having been a participant for the preceding Purchase Period shall be deemed to have elected the same level of payroll deductions for the new Purchase Period as was in effect for the participant as of the close of the preceding Purchase Period. For this purpose and the purposes of Section 4, Basic Compensation shall mean the sum of (a) base salary or base wages paid to an employee, including overtime, vacation pay and holiday pay but excluding the items set forth in the next succeeding sentence to the extent they are included in such definition of base salary or base wages, and (b) salary reduction contributions to a cafeteria plan or cash or deferred Section 401(k) plan sponsored by the Company or a Subsidiary (exclusive of any employer's matching contribution). Basic Compensation shall exclude (a) bonuses or other incentive compensation (including compensation from the exercise of stock options or similar incentive compensation), (b) any fringe benefits (including any benefits required to be provided by any governmental authority), and (c) contributions or benefits (except as specifically listed in the preceding sentence) under any employee benefit plans maintained by the Company or a subsidiary. Notwithstanding the foregoing, no payroll deduction shall be made pursuant to a payroll deduction authorization form filed by any employee who has made a hardship withdrawal from the Westinghouse Air Brake Company Savings Plan for a period of 12 months from the date of such hardship withdrawal if the hardship withdrawal has been made in reliance on Treasury Regulation ss. 1.401(k)-1(d)(2)(iv)(B) or any successor regulation.

     Payroll deductions made under the Plan need not be set aside or segregated from other corporate funds of the Company or any Subsidiary and may be used for any corporate purpose. With respect to such payroll deductions, the rights of participants shall be those of an unsecured general creditor.

     An employee contribution account will be established by the Company for each employee participating in the Plan, and payroll deductions made pursuant to this Section 5 shall be credited to the individual employee's contribution account. Unless otherwise determined by the Committee in its discretion, no interest shall be credited or paid on such account.

     Subject to such rules, regulations or procedures as may be adopted by the Committee, an employee may at any time increase, decrease or suspend the employee's payroll deduction by using the telephone authorization system of the Agent. The change shall be effective as soon as practicable but in no event shall it become effective earlier than the first pay period ending after the employee makes such change via the telephone authorization system of the Agent. Unless otherwise provided in rules, regulations or procedures established by the Committee, a payroll deduction may be changed only once during a Purchase Period. In addition, all payroll deductions for an employee will be automatically suspended for a period of 12 months from the date of a hardship withdrawal by the employee from the Westinghouse Air Brake Company Savings Plan if the hardship withdrawal has been made in reliance on Treasury Regulation ss. 1.401(k)-1(d)(2)(iv)(B) or any successor regulation.

     An employee may at any time prior to five days before the last day of a Purchase Period and for any reason disenroll and permanently withdraw the balance accumulated in the employee's contribution account, and thereby withdraw from participation in the Plan. An employee electing to do the same must use the telephone authorization system of the Agent to provide notice of disenrollment and withdrawal, and the disenrollment and withdrawal shall be effective as soon as practicable after the employee makes such election via the telephone authorization system of the Agent. Payroll deductions shall cease and the amounts credited to the employee's contribution account shall be paid to the employee by the Company as soon as practicable after receipt of the notice of disenrollment and withdrawal. Further, such employee's Common Stock account shall be terminated in accordance with Section 10. The employee may thereafter elect to re-enroll and participate in the Plan for a subsequent Purchase Period but may not again elect participation for the Purchase Period including the date of disenrollment and withdrawal. Partial withdrawals shall not be permitted.

                                   SECTION 6
                               PURCHASE OF SHARES

     Subject to Section 10, and unless a notice of withdrawal has been received prior to such date as provided in Section 5, an employee having a balance in the employee's contribution account on the last day of the Purchase Period shall automatically exercise the employee's option to purchase shares of Common Stock under the Plan. The number of shares purchased by each participating employee shall be determined by dividing (a) the balance in the employee's contribution account by (b) the Purchase Price for such Purchase Period, provided that the number of shares purchased shall not exceed the maximum number of shares subject to the option granted to the employee as provided in Section 4. Fractional shares shall be purchased and credited to an employee's Common Stock account with the Agent as set forth below. Any balance in an employee's contribution account after the exercise of the option and purchase of shares shall be paid to the employee as soon as practicable.

     As soon as practicable after each Purchase Period, the Company shall (through the Agent) issue or deliver shares of Common Stock from the treasury of the Company into each purchasing employee's respective Common Stock account maintained by the Agent for such employee. Notwithstanding the foregoing, as of the date of exercise, the purchasing employee shall be considered for all purposes to be the owner of the shares with respect to which the stock options have been exercised.

     Each employee with respect to a Common Stock account shall acquire full ownership of all shares and of any fractional interest in a share issued or delivered to a Common Stock account. All shares in such Common Stock accounts shall be registered in the name of the Agent or another nominee or custodian for the benefit of the employees under the Plan. Although an employee may not assign or hypothecate an interest in the Plan as such, upon crediting of shares under the Plan such shares may be sold pursuant to the procedures set forth in Sections 9 and 10 below or, following distribution of such shares to the employee, may be sold, assigned, hypothecated or otherwise dealt with by the employee, subject to Section 12 hereof, as is the case with respect to any other shares of Common Stock the employee may own.

                                   SECTION 7
                                 PURCHASE PRICE

     The Purchase Price of shares of Common Stock under the Plan for each Purchase Period shall be the lesser of (a) an amount equal to eight-five percent (85%) of the fair market value of the Common Stock as of the first day of such Purchase Period, the day the options are granted under the Plan, or (b) an amount equal to eighty-five percent (85%) of the fair market value of the Common Stock as of the last day of the Purchase Period, the day the options may be exercised under the Plan.

     Fair market value of the Common Stock shall be the mean between the following prices, as applicable, for the date as of which fair market value is to be determined as quoted in The Wall Street Journal (or in such other reliable publication as the Committee, in its discretion, may determine to rely upon):
(a) if the Common Stock is listed on the New York Stock Exchange, the highest and lowest sales prices per share of the Common Stock as quoted in the NYSE-Composite Transactions listing for such date, (b) if the Common Stock is not listed on such exchange, the highest and lowest sales prices per share of the Common Stock for such date on (or on any composite index including) the principal United States securities exchange registered under the 1934 Act on which the Common Stock is listed, or (c) if the Common Stock is not listed on any such exchange, the highest and lowest sales prices per share of the Common Stock for such date on the National Association of Securities Dealers Automated Quotations System or any successor system then in use ("NASDAQ"). If there are no such sale price quotations for the date as of which fair market value is to be determined but there are such sale price quotations within a reasonable period both before and after such date, then fair market value shall be determined by taking a weighted average of the means between the highest and lowest sales prices per share of the Common Stock as so quoted on the nearest date before and the nearest date after the date as of which fair market value is to be determined. The average should be weighted inversely by the respective numbers of trading days between the selling dates and the date as of which fair market value is to be determined. If there are no such sale price quotations on or within a reasonable period both before and after the date as of which fair market value is to be determined, then fair market value of the Common Stock shall be the mean between the bona fide bid and asked prices per share of the Common Stock as so quoted for such date on NASDAQ, or if none, the weighted average of the means between such bona fide bid and asked prices on the nearest trading date before and the nearest trading date after the date as of which fair market value is to be determined, if both such dates are within a reasonable period. The average is to be determined in the manner described above in this
Section 7. If the fair market value of the Common Stock cannot be determined on the basis previously set forth in this Section 7 for the date as of which fair market value is to be determined, the Committee shall in good faith determine the fair market value of the Common Stock on such date.

                                   SECTION 8
                        DIVIDENDS AND OTHER DISTRIBUTION

     Except as provided below, all cash dividends and other cash distributions, if any, paid in respect of the shares credited to a Common Stock account, less any amount the Company is required to deduct as backup withholding in respect of the dividend or distribution received, or considered to be received, shall be paid directly to an employee.

     Any stock dividends or stock splits in respect of shares of the Common Stock credited to a Common Stock account shall be reflected in the account without charge. Any distributions of other securities or rights to subscribe for additional shares in respect of shares of the Common Stock credited to a Common Stock account relating to a employee shall be made directly to the employee.

                                   SECTION 9
                     VOLUNTARY SALE OR WITHDRAWAL OF SHARES

     An employee may direct at any time that any or all of the shares credited to the Common Stock account relating to the employee be sold. Upon such sale, a check for the proceeds, less any brokerage commissions and other charges applicable to the sale and less any amount required to be deducted as backup withholding, shall be delivered to the employee. The employee may also request at any time that a certificate or certificates representing any or all of the full shares credited to the Common Stock account relating to the employee be delivered to the employee.

     Unless the employee directs that all shares credited to the Common Stock account relating to the employee be sold and the net proceeds delivered to the employee or requests that a certificate or certificates representing all full shares credited to the Common Stock account relating to the employee be delivered to the employee and the employee has also disenrolled from the Plan in accordance with Section 5, the Common Stock account shall remain in effect even if all shares in the account have been sold.

     Unless the Committee otherwise directs, each direction or request referred to in this Section 9 shall be made by the employee by using the telephone authorization system of the Agent.

                                   SECTION 10

                   TERMINATION OF EMPLOYMENT; TERMINATION OF
                     COMMON STOCK ACCOUNT; TRANSFERABILITY

     Participation in the Plan shall terminate as of the date of termination of employment of a participating employee (whether by death, retirement, disability or otherwise) and the employee's Common Stock account shall be terminated thereafter as set forth in this Section 10. In the event of a participating employee's termination of employment on or before five days prior to the last day of a Purchase Period, payroll deductions shall be terminated as soon as practicable, no shares shall be purchased for such employee under Section 6 and the balance in the employee's contribution account shall be paid as soon as practicable to the employee, or in the event of the employee's death, to the employee's estate. The Committee shall have the power to determine the date of an employee's retirement or other termination of employment, and any such determination by the Committee shall be final and binding. The Company shall have no liability to any person in the event shares are purchased for a deceased employee under Section 6 prior to receipt by the Agent through the telephone authorization system of the Agent of notice of the death of the participating employee.

     The employee may direct within 30 days of notice of disenrollment and withdrawal described in Section 5 or termination of employment, as the case may be, that all shares credited to the Common Stock account be sold and the net proceeds delivered to the employee, or the employee may request within 30 days of such notice or termination of employment that a certificate or certificates representing all full shares credited to the account be delivered to the employee. Any brokerage commissions and other charges applicable to sales and any amount required to be withheld as backup withholding are payable by the employee and will be deducted in determining the net proceeds. If no direction is received within 30 days of such notice or termination of employment, a certificate or certificates representing all full shares credited to the account will be delivered to the employee.

     Unless the Committee otherwise directs, each direction or request referred to in the prior paragraph shall be made by the employee by using the telephone authorization system of the Agent. Upon termination of a Common Stock account, any fractional interest in a share credited to the Common Stock account may be sold and the net proceeds delivered to the employee or the value of the fractional interest may be determined by reference to the current fair market value (determined as set forth in Section 7 above) of the Common Stock and paid to the employee in cash.

     Rights granted under the Plan may not be assigned, transferred, pledged or otherwise disposed of in any way by a participating employee, other than on death as described above. Any other attempt to assign, transfer, pledge or otherwise dispose of rights under the Plan shall be without effect, except that the Company may treat such act as a notice of disenrollment and withdrawal from participation in the Plan in accordance with Section 5. Stock options granted under the Plan are not transferable by the participating employee otherwise than by Will or the laws of descent and distribution, and are exercisable during the employee's lifetime only by the employee.

                                   SECTION 11
                     ADJUSTMENT AND SUBSTITUTION OF SHARES

     If a dividend or other distribution shall be declared upon the Common Stock payable in shares of the Common Stock, the number of shares of the Common Stock then subject to any outstanding stock options and the number of shares of the Common Stock which may be issued under the Plan but are not then subject to outstanding stock options shall be adjusted by adding thereto the number of shares of the Common Stock which would have been distributable thereon if such shares had been outstanding on the date fixed for determining the shareholders entitled to receive such stock dividend or distribution.

     Subject to the Board's ability to terminate the Plan pursuant to Section 16, if the outstanding shares of the Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Company or another corporation, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of the Common Stock subject to any then outstanding stock option and for each share of the Common Stock which may be issued under the Plan but which is not then subject to any outstanding stock option, the number and kind of shares of stock or other securities into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchangeable.

     In case of any adjustment or substitution as provided for in this Section 11, the Committee shall equitably adjust the formula for determining the Purchase Price of outstanding stock options in accordance with the requirements of Sections 423 and 424 of the Code.

     If the outstanding shares of the Common Stock shall be changed in value by reason of any spin-off, split-off or split-up, or dividend in partial liquidation, dividend in property other than cash or extraordinary distribution to holders of the Common Stock, the Committee shall make any adjustments to any then outstanding stock option which it determines are equitably required to prevent dilution or enlargement of the rights of participating employees which would otherwise result from any such transaction.

     If any adjustment or substitution provided for in this Section 11 requires the approval of stockholders in order to enable the Company to grant stock options under the Plan, then no such adjustment or substitution shall be made without the required stockholder approval. Notwithstanding the foregoing, if the effect of any such adjustment or substitution would be to cause any outstanding option granted under the Plan to fail to continue to qualify as an option subject to Sections 421 and 423 of the Code or to cause a modification, extension or renewal of such option within the meaning of Section 424 of the Code, the Committee may elect that such adjustment or substitution not be made but rather shall use reasonable efforts to effect such other adjustment of each then outstanding stock option as the Committee, in its discretion, shall deem equitable and which will not result in any disqualification, modification, extension or renewal (within the meaning of Section 424 of the Code) of such outstanding stock option.

                                   SECTION 12
                      CERTAIN TERMS AND CONDITIONS OF PLAN

     The obligation of the Company to issue or deliver shares of the Common Stock under the Plan, or to permit the resale of such shares from an employee's Common Stock account, shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Company, (ii) the condition that the shares shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange, if any, on which the Common Stock may then be listed and (iii) compliance with all other applicable laws, regulations, rules and orders which may then be in effect.

     The Plan is intended to enable employees to obtain the Company's Common Stock for investment and not for resale. The Company does not, however, intend to restrict or influence any employee in the conduct of his or her own affairs. An employee may, therefore, sell the Common Stock received under the Plan at any time he or she chooses; provided, however, the sale of such Common Stock must be made in accordance with the Company's policy against insider trading (a copy of which will be delivered by the applicable Human Resources Department or Payroll Location to each employee upon entering the Plan) and in conformance with U.S. federal and state securities laws, Canadian provincial securities laws and securities laws of other countries, as applicable. The employee assumes the risk of any market fluctuations in the price of such Common Stock.

                                   SECTION 13
           EFFECT OF THE PLAN ON THE RIGHTS OF EMPLOYEES AND EMPLOYER

     Nothing in the Plan or any stock option under the Plan shall confer any right to any employee to continue in the employ of the Company or any Subsidiary or interfere in any way with the rights of the Company or any Subsidiary to terminate the employment of any employee at any time.

                                   SECTION 14
               INFORMATION FOR ELIGIBLE EMPLOYEES; VOTING RIGHTS

     Each participating employee shall receive at least quarterly each year a statement of all transactions affecting the Common Stock account relating to the employee and the number of shares (including any fractional interests in a share) of the Common Stock credited to the Common Stock account. Each employee shall also receive copies of all reports, proxy statements and other communications distributed by the Company to its stockholders generally at the time and in the manner such material is sent to such stockholders.

     Participating employees with Common Stock in a Common Stock account shall receive proxy soliciting material in connection with each meeting of stockholders of the Company. Shares can be voted only by the holder of record. The shares of the Common Stock credited to each Common Stock account (including any fractional interests in a share) shall be voted by the holder of record only in accordance with the employee's signed proxy instructions duly delivered to the holder of record.

                                   SECTION 15
                              EXPENSES OF THE PLAN

     The Company will pay all expenses incident to the operation of the Plan, including the costs of record keeping, accounting fees, legal fees, the costs of delivery of stock certificates to employees and the costs of delivery of shareholder communications. The Company will not pay any expenses, broker's or other commissions or taxes incurred in connection with the sale of shares of the Common Stock credited to a Common Stock account at the direction of the employee. Expenses in connection with any such sale will be deducted from the proceeds of sale prior to any remittance to the employee.

                                   SECTION 16
                           AMENDMENT AND TERMINATION

     The right to amend the Plan at any time and from time to time and the right to terminate the Plan at any time are hereby specifically reserved to the Board, provided that no amendment of the Plan shall, without stockholder approval, (a) increase the total number of shares which may be issued under the Plan, except as provided in Section 11, (b) amend the first paragraph of Section 7 to lower the minimum Purchase Price or (c) make any changes in the class of corporations whose employees may be offered options under the Plan.

     The Plan and all rights of employees under the Plan shall terminate on the earlier of:

     (a) June 30, 2003

     (b) the date the Plan is terminated by the Board, in its discretion; or

     (c) the last day of the Purchase Period that participating employees become entitled to purchase a number of shares equal to or greater than the number of shares remaining available for purchase under the Plan. If the number of shares so purchasable is greater than the shares remaining available, the available shares shall be allocated by the Committee among the participating employees in such manner as it deems fair and which complies with the requirements under
Section 423 of the Code for employee stock purchase plans. In the event at any time during a Purchase Period it appears that the shares purchasable with authorized payroll deductions may exceed the number of shares remaining available for purchase under the Plan, the Committee shall have discretion to reduce the payroll deductions authorized by participating employees in such manner as it deems fair and which complies with the requirements under Section 423 of the Code for employee stock purchase plans. The Company shall provide written notice to each affected employee of any such reduction.

     As soon as practicable following termination of the Plan, all amounts credited to the contribution accounts of participating employees shall, to the extent not applied to the purchase of shares as provided in subparagraph (c) above, be refunded to the participating employees.

                                   SECTION 17
                    GOVERNING LAW; CONSTRUCTION; INTEGRATION

     The validity and construction of the Plan shall be governed by the laws of the Commonwealth of Pennsylvania. In construing the Plan, the singular shall include the plural and the masculine gender shall include the feminine, unless the context requires otherwise. The Plan contains all of the understandings and representations between the Company and its Subsidiaries and their employees and supersedes any prior understandings and agreements entered into between them regarding the subject matter of the Plan. There are no representations, agreements, arrangements or understandings, oral or written, between the Company and its Subsidiaries and their employees relating to the subject matter of the Plan which are not fully expressed in the Plan.

                                   SECTION 18
                                  WITHHOLDING

     Income, excise, employment, social insurance or other taxes may be required to be withheld by the Corporation or a Subsidiary in connection with the grant or exercise of a stock option or upon a disposition of the shares acquired upon the exercise of a stock option. Any taxes required to be withheld by the Company or any of its Subsidiaries, if not withheld from other compensation due to an employee, shall be paid by such employee in cash upon the request of the Company, whether or not such employee is still employed by the Company. If an employee or former employee does not pay any taxes required to be withheld by the Company or any of its Subsidiaries within ten days after a request for the payment of such taxes, in addition to other remedies, the Company or such Subsidiary may withhold such taxes from any compensation to which an employee is entitled and may cause the Agent to withhold the delivery or sale of shares until such taxes are paid. The employee shall hold the Corporation and its Subsidiaries harmless in acting to satisfy the withholding obligation in this manner if it becomes necessary to do so.

                                   SECTION 19
                             EFFECT ON OTHER PLANS

     No income, if any, received by an employee due to the discount in the Purchase Price from the fair market value of the Common Stock provided by the Company under the Plan shall be considered compensation for purposes of any pension or retirement plan, insurance plan or any other employee benefit plan of the Company or a Subsidiary (notwithstanding the definition of compensation provided in such plans), including but not limited to the Westinghouse Air Brake Company Retirement Plan for Non-Bargaining Employees and the Westinghouse Air Brake Company Savings Plan.

                                   SECTION 20
                             EFFECTIVE DATE OF PLAN

     The effective date and date of adoption of the Plan shall be October 22 1997, the date adoption of the Plan was approved by the Board, provided that on or prior to October 21, 1998 such adoption of the Plan by the Board is approved by the affirmative vote of the holders of at least a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at a duly called and convened meeting of such holders. Notwithstanding any other provision contained in the Plan, no stock option granted under the Plan may be exercised until after such stockholder approval. In the event stockholder approval of the Plan is not obtained on or before October 21, 1998, all amounts credited to the contribution accounts of participating employees, if any, shall be refunded to the participating employees.

                                                                  APPENDIX B

                         WESTINGHOUSE AIR BRAKE COMPANY

                           1995 STOCK INCENTIVE PLAN
                       (AS AMENDED THROUGH JULY 29, 1997)

     The purposes of the 1995 Stock Incentive Plan (as amended, the "Plan") are to encourage eligible employees of Westinghouse Air Brake Company (the "Corporation") and its Subsidiaries to increase their efforts to make the Corporation and each Subsidiary more successful, to provide an additional inducement for such employees to remain with the Corporation or a Subsidiary, to reward such employees by providing an opportunity to acquire shares of the Common Stock, par value $0.01 per share, of the Corporation (the "Common Stock") on favorable terms and to provide a means through which the Corporation may attract able persons to enter the employ of the Corporation or one of its Subsidiaries. For the purposes of the Plan, the term "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Corporation, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing at least fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

                                   SECTION 1
                                 ADMINISTRATION

     The Plan shall be administered by a Committee (the "Committee") appointed by the Board of Directors of the Corporation (the "Board") and consisting of not less than two members of the Board, each of whom at the time of appointment to the Committee and at all times during service as a member of the Committee shall be (i) "Non-Employee Directors" as then defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), or any successor Rule and (ii) if so determined by the Board, an "outside director" under Section 162(m)(4)(C) of the Internal Revenue Code of 1986 (the "Code"), or any successor provision.

     The Committee shall interpret the Plan and prescribe such rules, regulations and procedures in connection with the operation of the Plan as it shall deem to be necessary and advisable for the administration of the Plan consistent with the purposes of the Plan. All questions of interpretation and application of the Plan, or as to grants or awards under the Plan, shall be subject to the determination of the Committee which shall be final and binding.

     The Committee shall keep records of action taken. A majority of the Committee shall constitute a quorum at any meeting, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all the members of the Committee, shall be the acts of the Committee.

                                   SECTION 2
                                  ELIGIBILITY

     Those key employees of the Corporation or any Subsidiary (including, but not limited to, covered employees as defined in Section 162(m)(3) of the Code, or any successor provision) who share responsibility for the management, growth or protection of the business of the Corporation or any Subsidiary shall be eligible to be granted stock options (with or without cash payment rights) and to receive awards of restricted shares and performance units as described herein.

     Subject to the provisions of the Plan, the Committee shall have full and final authority, in its discretion, to grant stock options (with or without cash payment rights) and to award restricted shares and performance units as described herein and to determine the employees to whom any such grant or award shall be made and the number of shares to be covered thereby. In determining the eligibility of any employee, as well as in determining the number of shares or units covered by each grant or award and whether cash payment rights shall be granted in conjunction with a stock option, the Committee shall consider the position and the responsibilities of the employee being considered, the nature and value to the Corporation or a Subsidiary of his or her services, his or her present and/or potential contribution to the success of the Corporation or a Subsidiary and such other factors as the Committee may deem relevant.

                                   SECTION 3
                        SHARES AVAILABLE UNDER THE PLAN

     The aggregate number of shares of the Common Stock that may be issued and as to which grants or awards may be made under the Plan is 4,700,000 shares, subject to adjustment and substitution as set forth in Section 7. If any stock option granted under the Plan is canceled by mutual consent or terminates or expires for any reason without having been exercised in full, the number of shares subject thereto shall again be available for purposes of the Plan. If shares of Common Stock are forfeited to the Corporation pursuant to the restrictions applicable to restricted shares awarded under the Plan, the shares so forfeited shall again be available for purposes of the Plan. To the extent any award of performance units is not earned or is paid in cash rather than shares, the number of shares covered thereby shall again be available for purposes of the Plan.

     The shares which may be issued under the Plan may be either authorized but unissued shares or treasury shares or partly each, as shall be determined from time to time by the Board.

                                   SECTION 4
                             GRANT OF STOCK OPTIONS
                      AND CASH PAYMENT RIGHTS AND AWARD OF
                    RESTRICTED SHARES AND PERFORMANCE UNITS

     The Committee shall have authority, in its discretion, (i) to grant "incentive stock options" pursuant to Section 422 of the Code, to grant "nonstatutory stock options" (i.e., stock options which do not qualify under Sections 422 or 423 of the Code) or to grant both types of stock options (but not in tandem), (ii) to award restricted shares and (iii) to award performance units, all as provided herein. The Committee also shall have the authority, in its discretion, to grant cash payment rights in conjunction with nonstatutory stock options with the effect provided in Section 5(D). Cash payment rights may not be granted in conjunction with incentive stock options. Cash payment rights granted in conjunction with a nonstatutory stock option may be granted either at the time the stock option is granted or at any time thereafter during the term of the stock option.

     During the duration of the Plan, the maximum number of shares as to which stock options may be granted and as to which shares may be awarded under the Plan to any one employee is 800,000 shares, subject to adjustment and substitution as set forth in Section 7. For the purposes of this limitation, any adjustment or substitution made pursuant to Section 7 with respect to the maximum number of shares set forth in the preceding sentence shall also be made with respect to any shares subject to stock options or share awards previously granted under the Plan to such employee.

     Notwithstanding any other provision contained in the Plan or in any agreement referred to in Section 5(H), but subject to the possible exercise of the Committee's discretion contemplated in the last sentence of this paragraph, the aggregate fair market value, determined as provided in Section 5(I) on the date of grant, of the shares with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year under all plans of the corporation employing such employee, any parent or subsidiary corporation of such corporation and any predecessor corporation of any such corporation shall not exceed $100,000. If the date on which one or more of such incentive stock options could first be exercised would be accelerated pursuant to any provision of the Plan or any stock option agreement, and the acceleration of such exercise date would result in a violation of the limitation set forth in the preceding sentence, then, notwithstanding any such provision, but subject to the provisions of the next succeeding sentence, the exercise dates of such incentive stock options shall be accelerated only to the date or dates, if any, that do not result in a violation of such limitation and, in such event, the exercise dates of the incentive stock options with the lowest option prices shall be accelerated to the earliest such dates. The Committee may, in its discretion, authorize the acceleration of the exercise date of one or more incentive stock options even if such acceleration would violate the $100,000 limitation set forth in the first sentence of this paragraph and even if such incentive stock options are thereby converted in whole or in part to nonstatutory stock options.

                                   SECTION 5
                            TERMS AND CONDITIONS OF
                     STOCK OPTIONS AND CASH PAYMENT RIGHTS

     Stock options and cash payment rights granted under the Plan shall be subject to the following terms and conditions:

     (A) The purchase price at which each stock option may be exercised (the "option price") shall be such price as the Committee, in its discretion, shall determine, but shall not be less than one hundred percent (100%) of the fair market value per share of the Common Stock covered by the stock option on the date of grant, except that in the case of an incentive stock option granted to an employee who, immediately prior to such grant, owns stock possessing more than (10%) of the total combined voting power of all classes of stock of the Corporation or any Subsidiary (a "Ten Percent Employee"), the option price shall be one hundred ten percent (110%) of such fair market value on the date of grant; provided, however, that with respect to employees who become employees of the Corporation or any Subsidiary as a result of the acquisition by the Corporation or any Subsidiary of the stock or assets of another entity or business (an "Acquisition"), and who are not deemed to be reporting persons of the Corporation or any Subsidiary for purposes of Section 16(b) of the 1934 Act, the option price with respect to nonstatutory stock options granted to such persons within 12 months of such Acquisition shall be such price as the Committee, in its discretion, shall determine, which may be less than the fair market value per share of the Common Stock on the date of grant. For purposes of this Section 5(A), the fair market value of the Common Stock shall be determined as provided in Section 5(I); provided, however, that notwithstanding any other provision of the Plan, if the IPO (as defined in Section 5(I) does not occur on or before December 31, 1995, the fair market value of the Common Stock for purposes of any nonstatutory stock options granted under the Plan in calendar year 1995 shall be $15.00 per share. For purposes of this Section 5(A), an individual (i) shall be considered as owning not only shares of stock owned individually but also all shares of stock that are at the time owned, directly or indirectly, by or for the spouse, ancestors, lineal descendants and brothers and sisters (whether by the whole or half blood) of such individual and (ii) shall be considered as owning proportionately any shares owned, directly or indirectly, by or for any corporation, partnership, estate or trust in which such individual is a stockholder, partner or beneficiary.

     (B) The option price for each stock option shall be payable in cash in United States dollars (including check, bank draft or money order); provided, however, that in lieu of cash the person exercising the stock option may (if authorized by the Committee at the time of grant in the case of an incentive stock option, or at any time in the case of a nonstatutory stock option) pay the option price in whole or in part by delivering to the Corporation shares of the Common Stock having a fair market value on the date of exercise of the stock option, determined as provided in Section 5(I), equal to the option price for the shares being purchased, except that (i) any portion of the option price representing a fraction of a share shall in any event be paid in cash and (ii) no shares of the Common Stock which have been held for less than six months may be delivered in payment of the option price of a stock option. Delivery of shares, if authorized, may also be accomplished through the effective transfer to the Corporation of shares held by a broker or other agent. The Corporation will also cooperate with any person exercising a stock option who participates in a cashless exercise program of a broker or other agent under which all or part of the shares received upon exercise of the stock option are sold through the broker or other agent or under which the broker or other agent makes a loan to such person. Notwithstanding the foregoing, unless the Committee, in its discretion, shall otherwise determine at the time of grant in the case of an incentive stock option, or at any time in the case of a nonstatutory stock option, the exercise of the stock option shall not be deemed to occur and no shares of Common Stock will be issued by the Corporation upon exercise of the stock option until the Corporation has received payment of the option price in full. The date of exercise of a stock option shall be determined under procedures established by the Committee, and as of the date of exercise the person exercising the stock option shall be considered for all purposes to be the owner of the shares with respect to which the stock option has been exercised. Payment of the option price with shares shall not increase the number of shares of the Common Stock which may be issued under the Plan as provided in
Section 3.

     (C) Unless the Committee, in its discretion, shall otherwise determine, stock options shall be exercisable by a grantee during employment commencing on the date of grant. No stock option shall be exercisable after the expiration of ten years (five years in the case of an incentive stock option granted to a Ten Percent Employee) from the date of grant. Unless the Committee, in its discretion, shall otherwise determine, a stock option to the extent exercisable at any time may be exercised in whole or in part.

     (D) Cash payment rights granted in conjunction with a nonstatutory stock option shall entitle the person who is entitled to exercise the stock option, upon exercise of the stock option or any portion thereof, to receive cash from the Corporation (in addition to the shares to be received upon exercise of the stock option) equal to such percentage as the Committee, in its discretion, shall determine not greater than one hundred percent (100%) of the excess of the fair market value of a share of the Common Stock on the date of exercise of the stock option over the option price per share of the stock option times the number of shares covered by the stock option, or portion thereof, which is exercised. Payment of the cash provided for in this Section 5(D) shall be made by the Corporation as soon as practicable after the time the amount payable is determined. For purposes of this Section 5(D), the fair market value of the Common Stock shall be determined as provided in Section 5(I).

     (E) (i) No stock option shall be transferable by the grantee otherwise than by Will, or if the grantee dies intestate, by the laws of descent and distribution of the state of domicile of the grantee at the time of death and
(ii) all stock options shall be exercisable during the lifetime of the grantee only by the grantee.

     (F) Subject to the provisions of Section 4 in the case of incentive stock options, unless the Committee, in its discretion, shall otherwise determine:

          (i) If the employment of a grantee who is not disabled within the meaning of Section 422(c)(6) of the Code (a "Disabled Grantee") is voluntarily terminated with the consent of the Corporation or a Subsidiary or a grantee retires under any retirement plan of the Corporation or a Subsidiary, any then outstanding incentive stock option held by such grantee shall be exercisable by the grantee (but only to the extent exercisable by the grantee immediately prior to the termination of employment) at any time prior to the expiration date of such incentive stock option or within three months after the date of termination of employment, whichever is the shorter period;

          (ii) If the employment of a grantee who is not a Disabled Grantee is voluntarily terminated with the consent of the Corporation or a Subsidiary or a grantee retires under any retirement plan of the Corporation or a Subsidiary, any then outstanding nonstatutory stock option held by such grantee shall be exercisable by the grantee (but only to the extent exercisable by the grantee immediately prior to the termination of employment) at any time prior to the expiration date of such nonstatutory stock option or within one year after the date of termination of employment, whichever is the shorter period;

          (iii) If the employment of a grantee who is a Disabled Grantee is voluntarily terminated with the consent of the Corporation or a Subsidiary, any then outstanding stock option held by such grantee shall be exercisable by the grantee in full (whether or not so exercisable by the grantee immediately prior to the termination of employment) by the grantee at any time prior to the expiration date of such stock option or within one year after the date of termination of employment, whichever is the shorter period;

          (iv) Following the death of a grantee during employment, any outstanding stock option held by the grantee at the time of death shall be exercisable in full (whether or not so exercisable by the grantee immediately prior to the death of the grantee) by the person entitled to do so under the Will of the grantee, or, if the grantee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the grantee at any time prior to the expiration date of such stock option or within one year after the date of death of the grantee, whichever is the shorter period;

          (v) Following the death of a grantee after termination of employment during a period when a stock option is exercisable, the stock option shall be exercisable by such person entitled to do so under the Will of the grantee or by such legal representative (but only to the extent the stock option was exercisable by the grantee immediately prior to the death of the grantee) at any time prior to the expiration date of such stock option or within one year after the date of death, whichever is the shorter period;

          (vi) Unless the exercise period of a stock option following termination of employment has been extended as provided in Section 8(C), if the employment of a grantee terminates for any reason other than voluntary termination with the consent of the Corporation or a Subsidiary, retirement under any retirement plan of the Corporation or a Subsidiary or death, all outstanding stock options held by the grantee at the time of such termination of employment shall automatically terminate.

Whether termination of employment is a voluntary termination with the consent of the Corporation or a Subsidiary shall be determined, in its discretion, by the Committee and any such determination by the Committee shall be final and binding.

     (G) If a grantee of a stock option (i) engages in the operation or management of a business (whether as owner, partner, officer, director, employee or otherwise and whether during or after termination of employment) which is in competition with the Corporation or any of its Subsidiaries (provided, however, that this clause shall not apply if Section 8(C) applies following termination of employment), (ii) induces or attempts to induce any customer, supplier, licensee or other individual, corporation or other business organization having a business relationship with the Corporation or any of its Subsidiaries to cease doing business with the Corporation or any of its Subsidiaries or in any way interferes with the relationship between any such customer, supplier, licensee or other person and the Corporation or any of its Subsidiaries or (iii) solicits any employee of the Corporation or any of its Subsidiaries to leave the employment thereof or in any way interferes with the relationship of such employee with the Corporation or any of its Subsidiaries, the Committee, in its discretion, may immediately terminate all outstanding stock options held by the grantee. Whether a grantee has engaged in any of the activities referred to in the preceding sentence which would cause the outstanding stock options to be terminated shall be determined, in its discretion, by the Committee, and any such determination by the Committee shall be final and binding.

     (H) All stock options and cash payment rights shall be confirmed by an agreement which shall be executed on behalf of the Corporation by the Chief Executive Officer (if other than the President), the President or any Vice President and by the grantee. The agreement confirming a stock option shall specify whether the stock option is an incentive stock option or a nonstatutory stock option. The provisions of such agreements need not be identical.

     (I) Fair market value of the Common Stock shall be the mean between the following prices, as applicable, for the date as of which fair market value is to be determined as quoted in The Wall Street Journal (or in such other reliable publication as the Committee, in its discretion, may determine to rely upon):
(i) if the Common Stock is listed on the New York Stock Exchange, the highest and lowest sales prices per share of the Common Stock as quoted in the NYSE-Composite Transactions listing for such date, (ii) if the Common Stock is not listed on such exchange the highest and lowest sales prices per share of Common Stock for such date on (or on any composite index including) the principal United States securities exchange registered under the 1934 Act on which the Common Stock is listed or (iii) if the Common Stock is not listed on any such exchange, the highest and lowest sales prices per share of the Common Stock for such date on the National Association of Securities Dealers Automated Quotations System or any successor system then in use ("NASDAQ"); provided, however, the fair market value of the Common Stock for the date of the initial public offering of the Common Stock (the "IPO") shall be the IPO price of the Common Stock. If there are no such sale price quotations for the date as of which fair market value is to be determined but there are such sale price quotations within a reasonable period both before and after such date, then fair market value shall be determined by taking a weighted average of the means between the highest and lowest sales prices per share of the Common Stock as so quoted on the nearest date before and the nearest date after the date as of which fair market value is to be determined. The average should be weighted inversely by the respective numbers of trading days between the selling dates and the date as of which fair market value is to be determined. If there are no such sale price quotations on or within a reasonable period both before and after the date as of which fair market value is to be determined, then fair market value of the Common Stock shall be the mean between the bona fide bid and asked prices per share of Common Stock as so quoted for such date on NASDAQ, or if none, the weighted average of the means between such bona fide bid and asked prices on the nearest trading date before and the nearest trading date after the date as of which fair market value is to be determined, if both such dates are within a reasonable period. The average is to be determined in the manner described above in this Section 5(I). If the fair market value of the Common Stock cannot be determined on any basis previously set forth in this Section 5(I) for the date as of which fair market value is to be determined, the Committee shall in good faith determine the fair market value of the Common Stock on such date. Fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

     (J) The obligation of the Corporation to issue shares of the Common Stock under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Corporation, (ii) the condition that the shares shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange, if any, on which the Common Stock may then be listed and (iii) all other applicable laws, regulations, rules and orders which may then be in effect.

     Subject to the foregoing provisions of this Section 5 and the other provisions of the Plan, stock options and cash payment rights granted under the Plan shall be subject to such restrictions and other terms and conditions, if any, as shall be determined, in its discretion, by the Committee and set forth in the agreement referred to in Section 5(H), or an amendment thereto.

                                   SECTION 6
                    RESTRICTED SHARES AND PERFORMANCE UNITS

(A) RESTRICTED SHARES

     Awards of restricted shares shall be confirmed by a written agreement in the form prescribed by the Committee in its discretion, which shall set forth the number of shares of the Common Stock awarded, restrictions imposed thereon (including, without limitation, restrictions on the right of the grantee to sell, assign, transfer or encumber such shares (except as provided below) while such shares are subject to other restrictions imposed under this Section 6(A)), the duration of such restrictions, events (which may, in the discretion of the Committee, include termination of employment and/or performance-based events) the occurrence of which would cause a forfeiture of the restricted shares and such other terms and conditions as shall be determined, in its discretion, by the Committee. The agreement shall be executed on behalf of the Corporation by the Chief Executive Officer (if other than the President), the President or any Vice President and by the grantee. The provisions of such agreements need not be identical. Awards of restricted shares shall be effective on the date determined, in its discretion, by the Committee.

     Following the award of restricted shares and prior to the lapse or termination of the applicable restrictions, share certificates for the restricted shares shall be issued in the name of the grantee and deposited with the Corporation in escrow together with related stock powers signed by the grantee. Except as provided in Section 7, the Committee, in its discretion, may determine that dividends and other distributions on the shares held in escrow shall not be paid to the grantee until the lapse or termination of the applicable restrictions. Unless otherwise provided, in its discretion, by the Committee, any such dividends or other distributions shall not bear interest. Upon the lapse or termination of the applicable restrictions (and not before such time), the grantee shall receive the share certificates for the restricted shares (subject to the provisions of Section 10) and unpaid dividends, if any. From the date the award of restricted shares is effective, the grantee shall be a stockholder with respect to all the shares represented by the share certificates and shall have all the rights of a stockholder with respect to all the restricted shares, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares, subject only to the preceding provisions of this paragraph and the other restrictions imposed by the Committee. If a grantee of restricted shares (i) engages in the operation or management of a business (whether as owner, partner, officer, director, employee or otherwise and whether during or after termination of employment) which is in competition with the Corporation or any of its Subsidiaries (provided, however, that this clause shall not apply if Section 8(D) applies), (ii) induces or attempts to induce any customer, supplier, licensee or other individual, corporation or other business organization having a business relationship with the Corporation or any of its Subsidiaries to cease doing business with the Corporation or any of its Subsidiaries or in any way interferes with the relationship between any such customer, supplier, licensee or other person and the Corporation or any of its Subsidiaries or (iii) solicits any employee of the Corporation or any of its Subsidiaries to leave the employment thereof or in any way interferes with the relationship of such employee with the Corporation or any of its Subsidiaries, the Committee may immediately declare forfeited all restricted shares held by the grantee as to which the restrictions have not yet lapsed. Whether a grantee has engaged in any of the activities referred to in the preceding sentence which would cause the restricted shares to be forfeited shall be determined, in its discretion, by the Committee, and any such determination by the Committee shall be final and binding.

     Neither this Section 6(A) nor any other provision of the Plan shall preclude a grantee from transferring or assigning restricted shares to (i) the trustee of a trust that is revocable by such grantee alone, both at the time of the transfer or assignment and at all times thereafter prior to such grantee's death or (ii) the trustee of any other trust to the extent approved in advance by the Committee in writing. A transfer or assignment of restricted shares from such trustee to any person other than such grantee shall be permitted only to the extent approved in advance by the Committee in writing, and restricted shares held by such trustee shall be subject to all of the conditions and restrictions set forth in the Plan and in the applicable agreement as if such trustee were a party to such agreement.

(B) PERFORMANCE UNITS

     The Committee may award performance units which shall be earned by an awardee based on the level of performance over a specified period of time by the Corporation, a Subsidiary or Subsidiaries, any branch, department or other portion thereof or the awardee individually, as determined by the Committee. For the purposes of the grant of performance units, the following definitions shall apply:

          (i) "Performance unit" shall mean an award, expressed in dollars or shares of Common Stock, granted to an awardee with respect to a Performance Period. Awards expressed in dollars may be established as fixed dollar amounts, as a percentage of salary, as a percentage of a pool based on earnings of the Corporation, a Subsidiary or Subsidiaries or any branch, department or other portion thereof or in any other manner determined by the Committee in its discretion, provided that the amount thereof shall be capable of being determined as a fixed dollar amount as of the close of the Performance Period.

          (ii) "Performance Period" shall mean an accounting period of the Corporation or a Subsidiary of not less than one year, as determined by the Committee in its discretion.

          (iii) "Performance Target" shall mean that level of performance established by the Committee which must be met in order for the performance unit to be fully earned. The Performance Target may be expressed in terms of earnings per share, return on assets, asset growth, ratio of capital to assets or such other level or levels of accomplishment by the Corporation, a Subsidiary or Subsidiaries, any division, branch, department or other portion thereof or the awardee individually as may be established or revised from time to time by the Committee.

          (iv) "Minimum Target" shall mean a minimal level of performance established by the Committee which must be met before any part of the performance unit is earned. The Minimum Target may be the same as or less than the Performance Target in the discretion of the Committee.

          (v) "Performance shares" shall mean shares of Common Stock issued in payment of earned performance units.

     An awardee shall earn the performance unit in full by meeting the Performance Target for the Performance Period. If the Minimum Target has not been attained at the end of the Performance Period, no part of the performance unit shall have been earned by the awardee. If the Minimum Target is attained but the Performance Target is not attained, the portion of the performance unit earned by the awardee shall be determined on the basis of a formula established by the Committee.

     At any time prior to the end of a Performance Period, the Committee may adjust downward (but not upward) the Performance Target and/or Minimum Target as a result of major events unforeseen at the time of the award, such as changes in the economy, in the industry or laws affecting the operations of the Corporation or a Subsidiary, or any division, branch, department or other portion thereof, or any other event the Committee determines would have a significant impact upon the probability of attaining the previously established Performance Target.

     Payment of earned performance units shall be made to awardees following the close of the Performance Period as soon as practicable after the time the amount payable is determined by the Committee. Payment in respect of earned performance units, whether expressed in dollars or shares, may be made in cash, in shares of

Common Stock, or partly in cash and partly in shares of Common Stock, as determined by the Committee at the time of payment. For this purpose, performance units expressed in dollars shall be converted to shares, and performance units expressed in shares shall be converted to dollars, based on the fair market value of the Common Stock, determined as provided in Section 5(I), as of the date the amount payable is determined by the Committee. The Committee, in its discretion, may determine that awardees shall also be entitled to any dividends or other distributions that would have been paid on earned performance shares had the shares been outstanding during the period from the award to the payment of the performance shares. Unless otherwise provided, in its discretion, by the Committee, any such dividends or other distributions shall not bear interest.

     Unless otherwise provided in the agreement confirming the award of the performance units, if prior to the close of a Performance Period, the employment of an awardee of performance units is voluntarily terminated with the consent of the Corporation or a Subsidiary, the grantee retires under any retirement plan of the Corporation or a Subsidiary or the grantee dies during employment, the Committee in its discretion may determine to pay to the grantee all or part of the performance unit based upon the extent to which the Committee determines the Performance Target or Minimum Target has been achieved as of the date of termination of employment, retirement or death, the period of time remaining until the end of the Performance Period and/or such other factors as the Committee may deem relevant. If the Committee, in its discretion, determines that all or any part of the performance unit shall be paid, payment shall be made to the awardee or the estate of the awardee as promptly as practicable following such determination and may be made in cash, in shares of Common Stock, or partly in cash and partly in shares of Common Stock, as determined by the Committee at the time of payment. For this purpose, performance units expressed in dollars shall be converted to shares, and performance units expressed in shares shall be converted to dollars, based on the fair market value of the Common Stock, determined as provided in Section 5(I), as of the date the amount payable is determined by the Committee.

     Except as otherwise provided in Section 8(E), if the employment of a grantee of an award of performance units terminates prior to the close of the Performance Period for any reason other than voluntary termination with the consent of the Corporation or a Subsidiary, retirement under any retirement plan of the Corporation or a Subsidiary or death, the unearned performance units shall be deemed not to have been earned and such unearned units shall not be paid.

     Whether termination of employment is a voluntary termination with the consent of the Corporation or a Subsidiary shall be determined, in its discretion, by the Committee and any such determination by the Committee shall be final and binding.

     If an awardee of performance units (i) engages in the operation or management of a business (whether as owner, partner, officer, director, employee or otherwise and whether during or after termination of employment) which is in competition with the Corporation or any of its Subsidiaries (provided, however, that this clause shall not apply if Section 8(E) applies), (ii) induces or attempts to induce any customer, supplier, licensee or other individual, corporation or other business organization having a business relationship with the Corporation or any of its Subsidiaries to cease doing business with the Corporation or any of its Subsidiaries or in any way interferes with the relationship between any such customer, supplier, licensee or other person and the Corporation or any of its Subsidiaries or (iii) solicits any employee of the Corporation or any of its Subsidiaries to leave the employment thereof or in any way interferes with the relationship of such employee with the Corporation or any of its Subsidiaries, the Committee may immediately cancel the award. Whether an awardee has engaged in any of the activities referred to the preceding sentence which would cause the award of performance units to be canceled shall be determined, in its discretion, by the Committee, and any such determination by the Committee shall be final and binding.

     Performance unit awards shall be evidenced by a written agreement in the form prescribed by the Committee which shall set forth the amount or manner of determining the amount of the performance unit, the Performance Period, the Performance Target and any Minimum Target and such other terms and conditions as the Committee in its discretion deems appropriate. Performance unit awards shall be effective only upon execution of the applicable performance unit agreement on behalf of the Corporation by the Chief Executive Officer (if other than the President), the President or any Vice President, and by the awardee.

                                   SECTION 7
                     ADJUSTMENT AND SUBSTITUTION OF SHARES

     If a dividend or other distribution shall be declared upon the Common Stock payable in shares of the Common Stock, (i) the number of shares of the Common Stock subject to any outstanding stock options or performance unit awards, (ii) the number of shares of the Common Stock which may be issued under the Plan but are not subject to outstanding stock options or performance unit awards and
(iii) the maximum number of shares as to which stock options may be granted and as to which shares may be awarded under the Plan to any employee under Section 4 on the date fixed for determining the stockholders entitled to receive such stock dividend or distribution shall be adjusted by adding thereto the number of shares of the Common Stock which would have been distributable thereon if such shares had been outstanding on such date. Shares of Common Stock so distributed with respect to any restricted shares held in escrow shall also be held by the Corporation in escrow and shall be subject to the same restrictions as are applicable to the restricted shares on which they were distributed.

     If the outstanding shares of Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Corporation or another corporation, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of the Common Stock subject to any then outstanding stock option or performance unit award, for each share of the Common Stock which may be issued under the Plan but which is not then subject to any outstanding stock option or performance unit award and for the maximum number of shares as to which stock options may be granted and as to which shares may be awarded under the Plan to any employee under Section 4, the number and kind of shares of stock or other securities into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchangeable. Unless otherwise determined by the Committee, in its discretion, any such stock or securities, as well as any cash or other property, into or for which any restricted shares held in escrow shall be changed or exchangeable in any such transaction shall also be held by the Corporation in escrow and shall be subject to the same restrictions as are applicable to the restricted shares in respect of which such stock, securities, cash or other property was issued or distributed.

     In case of any adjustment or substitution as provided for in the first two paragraphs of this Section 7, the aggregate option price for all shares subject to each then outstanding stock option prior to such adjustment or substitution shall be the aggregate option price for all shares of stock or other securities (including any fraction) to which such shares shall have been adjusted or which shall have been substituted for such shares.

     Any new option price per share shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

     If the outstanding shares of the Common Stock shall be changed in value by reason of any spin-off, split-off or split-up, or dividend in partial liquidation, dividend in property other than cash or extraordinary distribution to holders of the Common Stock, (i) the Committee shall make any adjustments to any then outstanding stock option which it determines are equitably required to prevent dilution or enlargement of the rights of grantees which would otherwise result from any such transaction, and (ii) unless otherwise determined by the Committee, in its discretion, any stock, securities, cash or other property distributed with respect to any restricted shares held in escrow or for which any restricted shares held in escrow shall be exchanged in any such transaction shall also be held by the Corporation in escrow and shall be subject to the same restrictions as are applicable to the restricted shares in respect of which such stock, securities, cash or other property was distributed or exchanged.

     No adjustment or substitution provided for in this Section 7 shall require the Corporation to issue or sell a fraction of a share or other security. Accordingly, all fractional shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution. Owners of restricted shares held in escrow shall be treated in the same manner as owners of Common Stock not held in escrow with respect to fractional shares created by an adjustment or substitution of shares, except that, unless otherwise determined by the Committee, in its discretion, any cash or other property paid in lieu of a fractional share shall be subject to restrictions similar to those applicable to the restricted shares exchanged therefor.

     If any adjustment or substitution provided for in this Section 7 requires the approval of stockholders in order to enable the Corporation to grant incentive stock options or to comply with Section 162(m) of the Code, then no such adjustment or substitution shall be made without the required stockholder approval. Notwithstanding the foregoing, in the case of incentive stock options, if the effect of any such adjustment or substitution would be to cause the stock option to fail to continue to qualify as an incentive stock option or to cause a modification, extension or renewal of such stock option within the meaning of
Section 424 of the Code, the Committee may elect that such adjustment or substitution not be made but rather shall use reasonable efforts to effect such other adjustment of each then outstanding stock option as the Committee, in its discretion, shall deem equitable and which will not result in any disqualification, modification, extension or renewal (within the meaning of Section 424 of the Code) of the incentive stock option.

     Except as provided in this Section 7, a grantee shall have no rights by reason of any issue by the Corporation of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

                                   SECTION 8
                      ADDITIONAL RIGHTS IN CERTAIN EVENTS

(A) DEFINITIONS

     For purposes of this Section 8, the following terms shall have the following meanings:

     (1) The term "Person" shall be used as that term is used in Sections 13(d) and 14(d) of the 1934 Act as in effect on the effective date of the Plan.

     (2) "Beneficial Ownership" shall be determined as provided in Rule 13d-3 under the 1934 Act as in effect on the effective date of the Plan.

     (3) A specified percentage of "Voting Power" of a company shall mean such number of the Voting Shares as shall enable the holders thereof to cast such percentage of all the votes which could be cast in an annual election of directors (without consideration of the rights of any class of stock other than the common stock of the company to elect directors by a separate class vote); and "Voting Shares" shall mean all securities of a company entitling the holders thereof to vote in an annual election of directors (without consideration of the rights of any class of stock other than the common stock of the company to elect directors by a separate class vote).

     (4) "Tender Offer" shall mean a tender offer or exchange offer to acquire securities of the Corporation (other than such an offer made by the Corporation or any Subsidiary), whether or not such offer is approved or opposed by the Board.

     (5) "Continuing Directors" shall mean a director of the Corporation who either (a) was a director of the Corporation on the effective date of the Plan or (b) is an individual whose election, or nomination for election, as a director of the Corporation was approved by a vote of at least two-thirds of the directors then still in office who were Continuing Directors (other than an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Corporation which would be subject to Rule 14a-11 under the 1934 Act, or any successor Rule).

     (6) "Initial Public Offering" shall mean the first public offering of Common Stock consummated after the effective date of the Plan (whether or not registered under the Securities Act of 1933, as amended).

     (7) "Designated Person" shall mean (a) the Westinghouse Air Brake Company Employee Stock Ownership Plan and the Westinghouse Air Brake Company Employee Stock Ownership Trust (collectively, the "ESOP"), (b) the RAC Voting Trust (the "Voting Trust") and (c) any Person serving on the Committee administering the ESOP or as Trustee of the Voting Trust, to the extent that such Person is deemed to have Beneficial Ownership of shares of Common Stock held by the ESOP or the Voting Trust.

     (8) "SIH" shall mean Incentive AB or Scandinavian Incentive Holding B.V. or any of their respective subsidiaries.

     (9) "Section 8 Event" shall mean the date upon which any of the following events occurs:

          (a) The Corporation acquires actual knowledge that (i) any Person, other than the Corporation, a Subsidiary, any employee benefit plan(s) sponsored by the Corporation or a Subsidiary, any Designated Person or SIH, has acquired the Beneficial Ownership, directly or indirectly, of securities of the Corporation entitling such Person to 30% or more of the Voting Power of the Corporation, or (ii) SIH has acquired Beneficial ownership, directly or indirectly, of securities of the Corporation entitling SIH to 40% or more of the Voting Power of the Corporation (30% if the Initial Public Offering has been consummated and the Common Stock is registered pursuant to Section 12(b) or 12(g) of the 1934 Act); or (iii) SIH and any Person or Persons who agree to act together for the purpose of acquiring, holding, voting or disposing of securities of the Corporation or who act in concert or otherwise with the purpose or effect of changing or influencing control of the Corporation, or in connection with or as a participant in any transaction having such purpose or effect, have acquired the Beneficial Ownership, directly or indirectly, of securities of the Corporation entitling SIH and such Person(s) to 40% or more of the Voting Power of the Corporation (30% if the Initial Public Offering has been consummated and the Common Stock is registered pursuant to Section 12 (b) or 12 (g) of the 1934 Act);

          (b) A Tender Offer is made to acquire securities of the Corporation entitling the holders thereof to 30% or more of the Voting Power of the Corporation; or

          (c) A solicitation subject to Rule 14a-11 under the 1934 Act (or any successor Rule) relating to the election or removal of 50% or more of the members of the Board or any class of the Board shall be made by any person other than the Corporation or less than 51% of the members of the Board (excluding vacant seats) shall be Continuing Directors; or

          (d) The stockholders of the Corporation shall approve a merger, consolidation, share exchange, division or sale or other disposition of assets of the Corporation as a result of which the stockholders of the Corporation immediately prior to such transaction shall not hold, directly or indirectly, immediately following such transaction a majority of the Voting Power of (i) in the case of a merger or consolidation, the surviving or resulting corporation, (ii) in the case of a share exchange, the acquiring corporation or (iii) in the case of a division or a sale or other disposition of assets, each surviving, resulting or acquiring corporation which, immediately following the transaction, holds more than 30% of the consolidated assets of the Corporation immediately prior to the transaction;

provided, however, that (i) if securities beneficially owned by a grantee are included in determining the Beneficial Ownership of a Person referred to in paragraph 9(a)(i) above, (ii) a grantee is required to be named pursuant to Item 2 of the Schedule 14D-1 (or any similar successor filing requirement) required to be filed by the bidder making a Tender Offer referred to in paragraph 9(a)(ii) above or (iii) if a grantee is a "participant" as defined in Instruction 3 to Item 4 of Schedule 14A under the 1934 Act (or any successor
Rule) in a solicitation (other than a solicitation by the Corporation) referred to in paragraph 9(a)(iii) above, then no Section 8 Event with respect to such grantee shall be deemed to have occurred by reason of such event. Neither SIH nor any other Person shall be deemed to have agreed to act together or to be acting in concert or otherwise for purposes of paragraph 9(a)(iii) above to the extent that they are acting pursuant to and in accordance with the terms of the Voting Trust Agreement creating the Voting Trust or the Stockholders Agreement dated as of January 31, 1995 among the Corporation, SIH and the Voting Trust.

(B) ACCELERATION OF THE EXERCISE DATE OF STOCK OPTIONS

     Subject to the provisions of Section 4 in the case of incentive stock options, unless the agreement referred to in Section 5(H), or an amendment thereto, shall otherwise provide, notwithstanding any other provision contained in the Plan, in case any "Section 8 Event" occurs all outstanding stock options (other than those held by a person referred to in the proviso to Section 8(A)(9)) shall become immediately and fully exercisable whether or not otherwise exercisable by their terms.

(C) EXTENSION OF THE EXPIRATION DATE OF STOCK OPTIONS

     Subject to the provisions of Section 4 in the case of incentive stock options, unless the agreement referred to in Section 5(H), or an amendment thereto, shall otherwise provide, notwithstanding any other provision contained in the Plan, all outstanding stock options held by a grantee (other than a grantee referred to in the proviso to Section 8(A)(9)) whose employment with the Corporation or a Subsidiary terminates within one year of any Section 8 Event for any reason other than voluntary termination with the consent of the Corporation or a Subsidiary, retirement under any retirement plan of the Corporation or a Subsidiary or death which are exercisable shall continue to be exercisable for a period of three years from the date of such termination of employment, but in no event after the expiration date of the stock option.

(D) LAPSE OF RESTRICTIONS ON RESTRICTED SHARE AWARDS

     Unless the agreement referred to in Section 6(A), or an amendment thereto, shall otherwise provide, notwithstanding any other provision contained in the Plan, if any "Section 8 Event" occurs prior to the scheduled lapse of all restrictions applicable to restricted share awards under the Plan (other than those held by a person referred to in the proviso to Section 8(A)(9)), all such restrictions shall lapse upon the occurrence of any such "Section 8 Event" regardless of the scheduled lapse of such restrictions.

(E) PAYMENT OF PERFORMANCE UNITS

     Unless the agreement referred to in Section 6(B), or an amendment thereto, shall otherwise provide, notwithstanding any other provision contained in the Plan, if any "Section 8 Event" occurs prior to the end of any Performance Period, all performance units (unless the awardee is a person referred to in the proviso to Section 8(A)(9)) shall be deemed to have been fully earned as of the date of the Section 8 Event, regardless of the attainment or nonattainment of any Performance Target or any Minimum Target and shall be paid to the awardee thereof as promptly as practicable after the Section 8 Event. If the performance unit is not expressed as a fixed amount in dollars or shares, the Committee may provide in the performance unit agreement for the amount to be paid in the case of Section 8 Event.

(F) TAX-RELATED CASH PAYMENTS

     Unless the agreements referred to in Sections 5(H), 6(A) or 6(B), or an amendment thereto, shall otherwise provide, if the independent auditors most recently selected by the Board determine that (i) any grant, payment or transfer to or for the benefit of a grantee or awardee under the Plan (whether granted, paid or payable or transferred or transferable pursuant to the Plan or otherwise) (a "Payment") would be deemed to be an "excess parachute payment" for Federal income tax purposes because of Section 280G of the Code, or any successor provision ("Section 280G"), and (ii) any grant, payment or transfer under the Plan to or for the benefit of a grantee or awardee within one year of or following the occurrence of a Section 8 Event constitutes in whole or in part a "parachute payment" under Section 280G (without regard to Section 280G(b)(4)) used in calculating such "excess parachute payment," the Payment will be grossed up through the payment by the Corporation to the grantee or awardee in cash of the amount of any excise tax under Section 4999 of the Code, or any successor provision ("Section 4999"), on the "excess parachute payment" and the amount of any excise tax under Section 4999 and applicable income tax on the total amount of such gross up payment, so that the grantee or awardee will receive the full amount of the Payment after the grantee or awardee has paid any excise tax under
Section 4999 of the Code on the "excess parachute payment" and any excise tax under Section 4999 and applicable income tax on the amount of such gross up payment. On the later of the date an "excess parachute payment" is paid to or for the benefit of the grantee or awardee or the date on which it can be first determined that a Payment would be deemed to be an "excess parachute payment," the Corporation shall pay or distribute to or for the benefit of the grantee or awardee the gross up payment due to the grantee or awardee under this Section 8(F).

                                   SECTION 9
           EFFECT OF THE PLAN ON THE RIGHTS OF EMPLOYEES AND EMPLOYER

     Neither the adoption of the Plan nor any action of the Board or the Committee pursuant to the Plan shall be deemed to give any employee any right to be granted a stock option (with or without cash payment rights) or to be awarded restricted shares or performance units under the Plan. Nothing in the Plan, in any stock option or cash payment rights granted under the Plan or in any award of restricted shares or performance units under the Plan or in any agreement providing for any of the foregoing shall confer any right on any employee to continue in the employ of the Corporation or any Subsidiary or interfere in any way with the rights of the Corporation or any Subsidiary to terminate the employment of any employee at any time.

                                   SECTION 10
                                  WITHHOLDING

     Income, excise or employment taxes may be required to be withheld by the Corporation or a Subsidiary in connection with the grant or exercise of a stock option, upon a "disqualifying disposition" of the shares acquired upon exercise of an incentive stock option, at the time restricted shares are granted or vest or performance units are earned or upon the receipt by the grantee of cash in payment of cash payment rights or dividends on restricted stock which has not vested. Any taxes required to be withheld by the Corporation or any of its Subsidiaries upon the receipt by the grantee of cash in payment of cash payment rights or dividends will be satisfied by the Corporation by withholding the taxes required to be withheld from the cash the grantee would otherwise receive. The Corporation will request that the grantee pay any additional amount required to be withheld directly to the Corporation in cash. If a grantee does not pay any taxes required to be withheld by the Corporation or any of its Subsidiaries within ten days after a request for the payment of such taxes, the Corporation or such Subsidiary may withhold such taxes from any compensation to which the grantee is entitled.

                                   SECTION 11
                                   AMENDMENT

     The right to alter and amend the Plan at any time to time and the right to revoke or terminate the Plan are hereby specifically reserved to the Board; provided that no such alteration or amendment of the Plan shall, without stockholder approval, (i) increase the number of shares which may be issued under the Plan as set forth in Section 3, (ii) increase the maximum number of shares as to which stock options may be granted and as to which shares may be awarded under the Plan to any one employee as set forth in Section 4, (iii) make any changes in the class of employees eligible to receive options or awards under the Plan or (iv) be made if stockholder approval of the amendment is at the time required for grants or awards under the Plan to qualify for the exemption from Section 16(b) of the 1934 Act provided by Rule 16b-3 or by the rules of the New York Stock Exchange or any other stock exchange on which the Common Stock may then be listed. No alteration, amendment, revocation or termination of the Plan shall, without the written consent of the holder of an outstanding grant or award under the Plan, adversely affect the rights of such holder with respect to such outstanding grant or award.

                                   SECTION 12
                      EFFECTIVE DATE AND DURATION OF PLAN

     The effective date and date of adoption of the Plan shall be May 26, 1995, the date of adoption of the Plan by the Board, and the effective date of the amendments to the Plan adopted by the Board on July 29, 1997 shall be July 29, 1997. No stock option or cash payment rights may be granted and no restricted shares or performance units payable in performance shares may be awarded under the Plan subsequent to May 26, 2005.

                         WESTINGHOUSE AIR BRAKE COMPANY
                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                       SOLICITED BY THE BOARD OF DIRECTORS
              SHERATON AT STATION SQUARE, PITTSBURGH, PENNSYLVANIA
                TUESDAY, MAY 26, 1998 -- 3:00 P.M. (LOCAL TIME)

     The undersigned stockholder of WESTINGHOUSE AIR BRAKE COMPANY (the "Company") does hereby appoint WILLIAM E. KASSLING and ROBERT J. BROOKS, and each of them acting individually, with full power of substitution, as proxies of the undersigned to vote at the Annual Meeting of Stockholders of the Company, to be held May 26, 1998 (the "Annual Meeting"), and at all adjournments thereof, all the shares of Common Stock of the Company which the undersigned may be entitled to vote, on the matters set out on the reverse side of this proxy card and described in the Proxy Statement and, in their discretion, on any other business which may properly come before the Annual Meeting.
     The undersigned stockholder hereby revokes all previous proxies for the Annual Meeting, acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement both dated April 9, 1998, and of the Annual Report to Stockholders for 1997.
     You are urged to return promptly this proxy card in the enclosed envelope whether or not you expect to attend the Annual Meeting in person so that your shares may be voted in accordance with your wishes and in order that the presence of a quorum may be assured at the Meeting.
     The shares represented by this proxy card will be voted as directed by the stockholder. If this proxy card is executed but no direction is given, such shares will be voted "FOR" items 1, 2, 3 and 4.


                (Continued and to be signed on the reverse side)


                              FOLD AND DETACH HERE

                                                              PLEASE MARK
                                                              YOUR VOTE AS   [X]
                                                              INDICATED IN
                                                              THIS EXAMPLE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 AND 4.

ITEM (1) -- Election of the following two Directors for a term expiring in 2001:
            James P. Kelley and James C. Huntington, Jr.

               FOR a Nominee            WITHHOLD AUTHORITY
             (except as shown            to Vote for All
               to the right)                 Nominees

                    [ ]                         [ ]

A vote FOR includes discretionary authority to vote for a substituted nominee if any of the nominees listed becomes unable to serve or for good cause will not serve.

(To withhold authority to vote for one or more such nominees, write such nominees' name(s) on the line below.)

_______________________________________________________________________________

ITEM (2) -- The approval of the adoption of the "1998 Employee Stock Purchase
            Plan".

                         FOR       AGAINST        ABSTAIN

                         [ ]         [ ]            [ ]

ITEM (3) -- The approval of the amendment to the 1995 Stock Incentive Plan to increase the total number of shares of the Company's Common Stock which may be issued thereunder from 3,100,000 to 4,700,000.

                         FOR       AGAINST        ABSTAIN

                         [ ]         [ ]            [ ]

ITEM (4) -- Ratification of the appointment of Arthur Andersen LLP as independent public accountants of the Company for the 1998 fiscal year.

                         FOR       AGAINST        ABSTAIN

                         [ ]         [ ]            [ ]


Please date and sign exactly as your name appears hereon and return in the enclosed envelope. If acting as attorney, executor, administrator, guardian or trustee, please so indicate with your full title when signing. If a corporation, please sign in full corporate name, by duly authorized officer. If shares are held jointly, each stockholder named should sign.


SIGNATURE(S)___________________ SIGNATURE(S)___________________ DATE___________
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


                              FOLD AND DETACH HERE

                         WESTINGHOUSE AIR BRAKE COMPANY
                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         SOLICITED BY THE ESOP TRUSTEE
              SHERATON AT STATION SQUARE, PITTSBURGH, PENNSYLVANIA
                TUESDAY, MAY 26, 1998 -- 3:00 P.M. (LOCAL TIME)

     The undersigned participant in the WESTINGHOUSE AIR BRAKE COMPANY EMPLOYEE STOCK OWNERSHIP PLAN (the "ESOP") does hereby instruct the Trustee to vote at the Annual Meeting of Stockholders of Westinghouse Air Brake Company (the "Company"), to be held May 26, 1998 (the "Annual Meeting"), and at all adjournments thereof, all the shares of Common Stock of the Company which the undersigned may be entitled to provide instructions, on the matters set out on the reverse side of this card and described in the Proxy Statement and, in its discretion, on any other business which may properly come before the Annual Meeting.
     The undersigned participant hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement both dated April 9, 1998, and of the Annual Report to Stockholders for 1997.
     The shares represented by this card will be voted as directed by the participant. If this card is executed but no direction is given or if such direction is not received by the ESOP Trustee on or before May 21, 1998, such shares will be voted in accordance with the Westinghouse Air Brake Company Employee Stock Ownership Plan and trust.


                (Continued and to be signed on the reverse side)


                              FOLD AND DETACH HERE

                                                              PLEASE MARK
                                                              YOUR VOTE AS   [X]
                                                              INDICATED IN
                                                              THIS EXAMPLE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 AND 4.

ITEM (1) -- Election of the following two Directors for a term expiring in 2001:
            James P. Kelley and James C. Huntington, Jr.

               FOR a Nominee            WITHHOLD AUTHORITY
             (except as shown            to Vote for All
               to the right)                 Nominees

                    [ ]                         [ ]

A vote FOR includes discretionary authority to vote for a substituted nominee if any of the nominees listed becomes unable to serve or for good cause will not serve.

(To withhold authority to vote for one or more such nominees, write such nominees' name(s) on the line below.)

_______________________________________________________________________________

ITEM (2) -- The approval of the adoption of the "1998 Employee Stock Purchase
            Plan".

                         FOR       AGAINST        ABSTAIN

                         [ ]         [ ]            [ ]

ITEM (3) -- The approval of the amendment to the 1995 Stock Incentive Plan to increase the total number of shares of the Company's Common Stock which may be issued thereunder from 3,100,000 to 4,700,000.

                         FOR       AGAINST        ABSTAIN

                         [ ]         [ ]            [ ]

ITEM (4) -- Ratification of the appointment of Arthur Andersen LLP as independent public accountants of the Company for the 1998 fiscal year.

                         FOR       AGAINST        ABSTAIN

                         [ ]         [ ]            [ ]


Please date and sign exactly as your name appears hereon and return in the enclosed envelope. If acting as attorney, executor, administrator, guardian or trustee, please so indicate with your full title when signing. If a corporation, please sign in full corporate name, by duly authorized officer. If shares are held jointly, each stockholder named should sign.


SIGNATURE(S)___________________ SIGNATURE(S)___________________ DATE___________
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


                              FOLD AND DETACH HERE

                             NOTICE TO PARTICIPANTS
                                     IN THE
                         WESTINGHOUSE AIR BRAKE COMPANY
                                RAC VOTING TRUST

Dear Voting Trust Participant:

     Enclosed with this notice is Westinghouse Air Brake Company's Proxy Statement and its 1997 Annual Report to Stockholders. These materials refer to the Annual Meeting of Stockholders which will be held on May 26, 1998. The Annual Meeting is being called for the purpose of (i) electing two nominees for the Board of Directors, (ii) approving the "1998 Employee Stock Purchase Plan,"
(iii) approving an amendment to the Company's 1995 Stock Incentive Plan to increase the total number of shares of the Company's Common Stock which may be issued thereunder from 3,100,000 to 4,700,000 shares, and (iv) ratifying the appointment of Arthur Andersen LLP as independent public accountants for the 1998 fiscal year, as well as considering any other matters that may properly come before the Meeting.

     As a Voting Trust Participant and stockholder you are cordially invited to attend the Annual Meeting. As you know, by the terms of the Second Amended WABCO Voting Trust/Disposition Agreement dated as of December 13, 1995 by which we deposited our shares in the Voting Trust, we agreed that the Trustees of the Voting Trust will be responsible for voting the shares we have delivered to the Trust. Accordingly, a proxy card has not been included with the enclosed materials.

     Thank you for your continued cooperation and for faith in the success of our joint efforts.

                                             Sincerely,

                                             William E. Kassling
                                             Chairman and
                                               Chief Executive Officer

U.S. TRUST COMPANY OF CALIFORNIA, N.A.

                             NOTICE TO PARTICIPANTS
                                     IN THE
                         WESTINGHOUSE AIR BRAKE COMPANY
                         EMPLOYEE STOCK OWNERSHIP PLAN

Dear ESOP Participant:

     Enclosed with this notice is a Proxy Statement with respect to the Annual Meeting of Stockholders of Westinghouse Air Brake Company (the "Company") to be held on May 26, 1998 (the "Annual Meeting"), along with the Company's 1997 Annual Report to Stockholders. The Annual Meeting will be for the purpose of (i) electing two nominees for the Board of Directors, (ii) approving the "1998 Employee Stock Purchase Plan," (iii) approving an amendment to the Company's 1995 Stock Incentive Plan to increase the total number of shares of the Company's Common Stock which may be issued thereunder from 3,100,000 to 4,700,000 shares, and (iv) ratifying the appointment of Arthur Andersen LLP as independent public accountants for the 1998 fiscal year. The Proxy Statement has been prepared by the Board of Directors of the Company in connection with the business to be transacted at the Annual Meeting. THE ITEMS TO BE PRESENTED AT THE ANNUAL MEETING ARE IMPORTANT AND ARE DESCRIBED IN THE PROXY MATERIALS BEING ENCLOSED WITH THIS NOTICE.

DIRECTIONS TO THE TRUSTEE

     Only U.S. Trust Company of California, N.A., as trustee (the "Trustee") of the Westinghouse Air Brake Company Employee Stock Ownership Plan (the "ESOP"), can vote the shares of the Company's stock (the "Shares") held by the ESOP. However, under the terms of the Westinghouse Air Brake Company Employee Stock Ownership Plan and Trust, you, as a participant in the ESOP, are entitled to instruct the Trustee how to vote.

     Enclosed with this notice is a confidential voting instruction card which is provided to you for the purpose of instructing the Trustee how to vote the Shares concerning the above matters, which are described in the enclosed Proxy Statement. Your interest in these matters is important. Please take the time to complete the voting instruction card and return it to the Trustee. You may instruct the Trustee to vote for, against, or to abstain from approval of such matters. If you do not provide instructions to the Trustee, your Shares will be voted in accordance with the Westinghouse Air Brake Company Employee Stock Ownership Plan and Trust.

     The Trustee will vote all shares of the ESOP in accordance with the instructions set forth on the voting instruction cards which are received by the Trustee on or before May 21, 1998, unless the Trustee determines such instructions are contrary to the requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

CONFIDENTIALITY

     How you vote will not be revealed, directly or indirectly, to any officer, any other employee or any director of the Company or to anyone else, except as otherwise required by law. You should, therefore, instruct the Trustee to vote the Shares in the manner you think best.

VOTING DEADLINE

     Because of the time required to tabulate voting instructions from participants before the Annual Meeting, the Trustee must establish a cut-off date for receiving your instruction card. The cut-off date established by the Trustee is 5:00 P.M. Eastern Time on May 21, 1998. The Trustee cannot insure that instruction cards received after the cut-off date will be tabulated. Therefore, it is important that you act promptly and return your instruction card on or before May 21, 1998, in the envelope provided for your convenience. If the Trustee does not receive timely instructions from you with respect to your Shares, the Trustee will vote such Shares in the manner directed by the ESOP Committee, which is currently comprised of William E. Kassling, Robert J. Brooks, and Kevin P. Conner.

     If you also hold shares of Common Stock of the Company directly and not through the ESOP, you will receive, under separate cover, proxy solicitation materials including a proxy card. That card should be used to vote the shares you hold directly and CANNOT be used to direct the voting of shares held by the ESOP.

FURTHER INFORMATION

     If you have questions regarding this information provided to you, you may contact the Trustee at (800) 535-3093 between 11:30 A.M. and 8:00 P.M. Eastern Time, Monday through Friday.

     Your ability to instruct the Trustee how to vote your Shares is an important part of your rights as an ESOP participant. Please consider the enclosed material carefully and then furnish your voting instructions promptly.

Dated April 9, 1998

                                        U.S. Trust Company of California, N.A.,
                                        as Trustee of
                                        WESTINGHOUSE AIR BRAKE COMPANY
                                        EMPLOYEE STOCK OWNERSHIP PLAN